NATIONS
        SEPARATE ACCOUNT TRUST




                                               Annual Report, December 31, 2002






                                                                   NATIONS FUNDS

TABLE OF CONTENTS

                                     PORTFOLIO COMMENTARY
                                     Nations Separate Account Trust Marsico International            2
                                       Opportunities Portfolio
                                     Nations Separate Account Trust International Value Portfolio    4
                                     Nations Separate Account Trust Marsico Focused Equities         6
                                       Portfolio
                                     Nations Separate Account Trust Marsico 21st Century            10
                                       Portfolio
                                     Nations Separate Account Trust Marsico Growth Portfolio        13
                                     Nations Separate Account Trust MidCap Growth Portfolio         17
                                     Nations Separate Account Trust High Yield Bond Portfolio       19
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       23
                                     Statements of operations                                       46
                                     Statements of changes in net assets                            48
                                     Schedules of capital stock activity                            52
                                     Financial highlights                                           54
                                     Notes to financial statements                                  58

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES G. GENDELMAN,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                               NATIONS MARSICO INTERNATIONAL
                                                                  OPPORTUNITIES PORTFOLIO                   MSCI EAFE
                                                               -----------------------------                ---------
Mar. 27 1998                                                               10000                              10000
                                                                           10190                              10106
                                                                           10311                              10461
                                                                           10973                              10876
1999                                                                       14750                              13282
                                                                           14483                              12742
2000                                                                       12714                              11400
                                                                           11565                               9733
2001                                                                       10936                               8953
                                                                           11595                               8808
Dec. 31 2002                                                               10132                               7526

--------------------------------
 TOTAL RETURNS (AS OF 12/31/02)
--------------------------------

                                                  SINCE
                            1 YEAR    3 YEAR    INCEPTION*
NATIONS MARSICO              -7.35%   -11.76%      0.28%
  INTERNATIONAL
  OPPORTUNITIES PORTFOLIO
MSCI EAFE                   -15.94%   -17.24%     -5.80%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico International Opportunities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.
Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.
The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2002, Nations Marsico International Opportunities Portfolio outperformed its benchmark with a total return of -7.35% versus -15.94% for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1).


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


From an economic sector perspective, there were several areas that had a significant and positive impact on the Portfolio's investment results: financial services, information technology, industrials and consumer staples.


The financial services sector overall was an important contributor to the Portfolio's relative performance. Insurance and banking positions were the two primary industries that buoyed investment results. Specific positions owned in these areas included Northern Rock plc, UBS AG, Kookmin Bank and Corporacion Mapfre, SA.


We generally did not maintain substantial levels of investment in the information technology sector, which had a positive impact on performance. However, our technology-related holdings did contribute meaningfully to the Portfolio's investment results for the period. We were fortunate to have good technology-related stock selection, particularly in the hardware and equipment industry, and some timely sell decisions during the year. Companies such as Nokia Oyj, Samsung Electronics Company, Ltd., Accenture and Hitachi were among the Portfolio's stronger-performing individual positions.


The Portfolio's automobile investments posted solid overall performance during the year. These holdings included Nissan Motor Company, Ltd. and Porsche AG. Nissan Motor posted a return of more than 44% for the period it was held in the Portfolio.


Stock selection in the capital goods and transportation industries helped the Portfolio's performance. Opportunistic investments in the airline and aircraft manufacturing industry, including Ryanair Holdings plc and Embraer-Empresa Brasileira de Aeronautica, contributed to the Portfolio's outperformance. Aerospace and defense company, Smiths Group, returned more than 15% during the period it was held in the Portfolio.


The Portfolio's overweighting in the consumer staples sector aided performance, highlighted by a relatively overweighted position in the food, beverage and tobacco industry. Unilever NV, Molson Inc., Shoppers Drug Mart Corporation and cosmetics manufacturer Shiseido contributed to the Portfolio's outperformance.


One area that detracted from the Portfolio's performance as compared to the MSCI EAFE was an underweighted position in the materials sector. This was one of a very few sectors that had positive returns for the 12-month period ended December 31, 2002. Retailing positions, including The Seiyu, Ltd., Thomson and Ito-Yokado, also hurt results.

INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO (CONTINUED)

Country allocations, in aggregate, had a modestly positive affect on the Portfolio's performance. Generally, the Portfolio's country allocations are a residual of our investment process. We are typically more focused on sectors, industries and individual companies in terms of formulating an investment strategy. However, at times country position can either intentionally or otherwise have a material effect on performance, particularly for countries that are well represented in a benchmark index such as MSCI EAFE. On the positive side, the Portfolio's overweighted position in countries such as Korea and Finland (primarily comprised by a position in Nokia) added value, while positions in German equities had a negative impact on performance.

As of December 31, 2002 the Portfolio's holdings, in terms of economic sector distribution, were allocated primarily to consumer discretionary, financial services and consumer staples. The Fund's largest country allocations were to the United Kingdom, Netherlands, Germany, Canada and Japan.

WHAT IS YOUR OUTLOOK FOR 2003?(3)

Our overall "global view" has several facets. First, we believe that, in general, the U.S. leads the rest of the world into and out of periods of economic slowdown. It appears to us at this point that there is evidence the U.S. is experiencing an economic recovery. However, that improvement seems somewhat subdued in nature thus far, in contrast to the remarkably robust levels of economic activity that prevailed during most of the 1990s. That likely will have, in our opinion, future implications in terms of the timing and magnitude for a full-fledged global economic rebound. The U.S. economy appears hamstrung to some extent by continued geopolitical concerns -- Iraq, North Korea and Venezuela, for example -- higher oil prices, concerns over the possibility of additional major terrorist attacks, predominantly unenthusiastic corporate capital spending and questions about the overall financial health of consumers. The global economy, in our view, is mixed overall. Certain major regions, particularly in Continental Europe -- United Kingdom, Germany and
France -- appear to be struggling, while Japan faces continued economic malaise. At the same time, China is experiencing tremendous economic growth.

Our investment posture might be considered defensive in terms of portfolio orientation. Our strategy has favored consumer-related industries, such as beverages, automobiles, airlines and financial services companies, particularly those involved primarily in banking activities. Valuations and earnings growth potential in these areas appear compelling to us in the context of generally subdued worldwide economic activity. We did not have any positions in health care as of year end 2002. We view sectors such as technology and telecommunications services as offering some select opportunities at the individual company level. In general, however, we believe many companies in these areas face highly uncertain profit outlooks and yet continue to trade at relatively high valuations.

If geopolitical concerns were to abate meaningfully and the U.S. economic activity showed signs of strengthening, we believe it is possible that our Portfolio structure would change somewhat. That may potentially include higher allocations to areas such as technology, which could benefit upon the resumption of more robust levels of capital expenditures and economically-sensitive industries such as media, lodging and consumer durables.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS INTERNATIONAL
VALUE PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
LARGECAP INVESTMENT COMMITTEE,
Brandes Investment Partners, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS INTERNATIONAL VALUE
                                                                         PORTFOLIO                          MSCI EAFE
                                                                ---------------------------                 ---------
Jul. 7 2000                                                               10000.00                           10000.00
                                                                           9090.00                            9194.00
                                                                           9465.00                            8947.00
                                                                           8853.00                            7718.00
                                                                           9003.00                            7638.00
                                                                           7760.00                            6569.00
2001                                                                       8532.00                            7027.00
                                                                           8370.00                            6913.00
Dec. 31 2002                                                               7164.00                            5907.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/02)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS INTERNATIONAL VALUE          -16.04%     -12.55%
  PORTFOLIO
MSCI EAFE                            -15.94%     -18.98%

*Annualized Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations International Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

EFFECTIVE SEPTEMBER 30, 2002, NATIONS INTERNATIONAL VALUE PORTFOLIO NO LONGER ACCEPTS NEW INVESTMENTS. SHARES OF THE PORTFOLIO MAY ONLY BE PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS OF THE PORTFOLIO.


HOW DID THE PORTFOLIO PERFORM?


For the 12-month period ended December 31, 2002, Nations International Value Portfolio declined 16.04%, while the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1), the Portfolio's benchmark, fell 15.94%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


While most international markets experienced declines in 2002, holdings in the United Kingdom proved the greatest weakness for Portfolio returns during the period. United Kingdom-based holdings experiencing declines included BAE Systems plc, Royal & Sun Alliance Insurance Group plc and Safeway plc. The Portfolio's holdings in Japan, France, Switzerland and Brazil also weighed on returns.


The Portfolio's holdings in several industries proved detrimental to returns in 2002, with price weakness affecting holdings in the diversified financials, communications equipment and commercial services and supplies industries. Significant exposure to the banking industry also negatively influenced returns. Among the poorest-performing holdings in these industries were Alcatel SA, ADR, Zurich Financial Services AG, ADR, Reuters Group plc and Bayerische Hypo-und Vereinsbank AG, ADR.


As a direct result of our individual stock selection, the Portfolio's exposure to the diversified telecommunication services, insurance and diversified financials industries increased. The Portfolio added to existing positions we believed to be temporarily underpriced, such as Deutsche Telekom AG, ADR, Royal & Sun Alliance Insurance Group plc and ING Groep NV, ADR. The Portfolio sold its holdings in the food products industry, including Unilever, to pursue what we believed to be more attractive opportunities.


Focusing on attractive security prices, we purchased new positions in Japan, the United Kingdom and France. New additions to the Portfolio included Sankyo Company, Ltd., Reuters Group plc and Axa, ADR. The Portfolio sold its positions in Ireland, including Allied Irish Bank, as a result of price appreciation.


Diversified telecommunication services, banking and oil and gas represented the Portfolio's most significant industry exposure. Our individual stock selection has resulted in Japan, the United Kingdom and Spain comprising the greatest country exposure for the Portfolio.


INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.


(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS INTERNATIONAL
VALUE PORTFOLIO (CONTINUED)


WHAT IS YOUR OUTLOOK FOR 2003?(3)

Overall, future macroeconomic and political developments have virtually no bearing on our company-specific research and analysis. While we are aware of short-term developments, our investment philosophy focuses on company-by-company analysis with a long-term perspective. In all market environments, we adhere to our strict, value-based investment approach.

As a "bottom-up" manager, we do not make "top-down" projections for sectors, industries, countries, economies or interest rates. We choose our equities one company at a time based on a comprehensive review of their fundamental strengths, with an eye to understanding the nature of their businesses and our estimate of their long-term intrinsic values. Applied globally, we believe our investment process continues to uncover promising opportunities in both developed and emerging markets. In our opinion, the strength of Portfolio holdings increase our potential for long-term outperformance. We believe long-term investors will be rewarded for their patience, as global markets evolve to more accurately reflect holdings' underlying values.

Over the long term, we remain confident that the markets will recognize the undervalued companies we hold. We intend to build on our heritage of favorable returns with limited risk and appreciate your continued confidence.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO*,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                 NATIONS MARSICO FOCUSED      STANDARD & POOR'S 500
                                                   EQUITIES PORTFOLIO                 INDEX
                                                 -----------------------      -------------
Mar. 27 1998                                              10000                       10000
                                                          11470                       10343
                                                          13016                       11300
1999                                                      15018                       12698
                                                          19951                       13677
2000                                                      18473                       13618
                                                          16796                       12432
2001                                                      14592                       11600
                                                          13820                       10955
                                                          14016                        9514
Dec. 31 2002                                              11730                        8534

--------------------------------
 TOTAL RETURNS (AS OF 12/31/02)
--------------------------------

                                                 SINCE
                           1 YEAR    3 YEAR    INCEPTION*
NATIONS MARSICO FOCUSED    -15.13%   -16.23%      3.40%
  EQUITIES PORTFOLIO
S&P 500                    -22.09%   -14.54%     -3.30%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the 12-month period ended December 31, 2002, Nations Marsico Focused Equities Portfolio had a total return of -15.13%, outperforming the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index),(1) which had a total return of -22.09%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

This past year can best be summarized, and at some risk understated, as an exceedingly difficult period for many equity investors. None of the ten economic sectors that comprise the S&P 500 Index registered a positive return for the year. The information technology, telecommunications and utilities sectors absorbed declines of 37%, 34% and 30%, respectively. The best-performing sector was consumer staples. Buoyed by gains in the household products industry, the sector declined by a relatively modest 4%.


In reflecting upon the period while studying the Portfolio's strategic positioning and individual holdings, there were a variety of contributing factors to the Portfolio's relative outperformance as compared to the S&P 500 Index. In particular, the Portfolio benefited from investments in the industrials and health care sectors. Companies such as Lockheed Martin Corporation and General Dynamics Corporation outperformed the S&P 500 Index for the period and were among the Portfolio's better-performing individual holdings.


Throughout the period, performance was positively impacted on two dimensions within the health care sector. The Portfolio maintained an overweighted position, as compared to the S&P 500 Index, in the health care equipment and services industry. This industry outperformed the broad equity market, while the Portfolio's aggregate holdings within the industry helped performance during the period. As an example, UnitedHealth Group Inc. rose in price by more than 18% during the period. The Portfolio also made select investments in the pharmaceutical/biotechnology industry, which contributed positively to investment results. Amgen Inc. posted a return of more than 38% during the period.


The Portfolio had substantial investments in the capital goods industry, which is the largest component of the S&P Industrial sector, with aerospace/defense positions representing the bulk of investments in this area.


THE PORTFOLIO NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE PORTFOLIO MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.


*Effective February 1, 2003, Nations Marsico Focused Equities Portfolio will be co-managed by Thomas F. Marsico and James A. Hillary.


(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO (CONTINUED)

The Portfolio's investment results were helped during the year by generally being underweighted in the information technology sector, particularly by having relatively modest levels of investment in the hardware and equipment industry. In addition, QUALCOMM Inc., a wireless communications company which the Portfolio owned, returned more than 15% for the period.

The Portfolio maintained substantial holdings within the consumer discretionary sector, with emphasis on retail companies. Holdings in automobile companies, such as Porsche AG and Ford Motor Company, and media companies, such as Clear Channel Communications, Inc. and Cox Communications, were the most significant industry-level holdings that positively impacted performance. Certain financial-related holdings had a positive impact on performance. SLM Corporation ("Sallie Mae") was one of the strongest performing position in the Portfolio, posting a return of more than 24% for the period. Citigroup, Inc. and Lehman Brothers Holdings however, did not perform well during the period.

Certain Portfolio holdings in the health care sector hindered performance. These included Baxter International, Quest Diagnostics Inc. and Johnson & Johnson.

The Portfolio's primary "blemishes" during the period were maintaining generally underweighted positions in the consumer staples sector, particularly the household and personal products industry, as well as positions in the banking industry. The Portfolio's relative lack of exposure to the materials sector also detracted from investment results.

As of December 31, 2002, the Portfolio's economic sector allocations emphasized consumer-discretionary, financial services and health care companies. The Portfolio's allocation to the information technology sector increased modestly during the fourth quarter.

WHAT IS YOUR OUTLOOK FOR 2003?(3)

We believe the recent and current investment environment is the most difficult experienced in the past 60 years. Our investment outlook might best be considered as somewhat cautious over the ensuing one to six months and more optimistic longer-term.

Our near-term assessment for equity markets is prompted primarily by the numerous geopolitical challenges facing the U.S. and its allies. These include rising tensions with North Korea, the potential for war with Iraq, the still combustible situation in the Middle East and the ever-present fact that the U.S. remains at war in Afghanistan. Our view is that tangible and sustainable progress in resolving these issues, particularly with respect to North Korea and Iraq, will need to be made as a prerequisite to an improved investment environment. These geopolitical risks, while difficult to quantify precisely in terms of portfolio construction, have undoubtedly painted a negative pallor over the equity markets. In our opinion, these geopolitical risks contributed greatly to the general level of uncertainty regarding the outlook for corporate profits. Stock market volatility in 2002 was the highest since

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO (CONTINUED)

the 1930s. Prices for gold and oil have risen sharply. We think these factors are directly reflective of the tense geopolitical situation we are experiencing. For example, we feel if oil prices were to stay above $30/barrel for an extended period, it would likely exert a negative impact on both corporations and consumers.

On the brighter side, we think a reasonable and balanced case can be made for improved longer-term equity returns, assuming geopolitical factors show signs of being mitigated or, even better, being resolved. In offering that pronouncement, we acknowledge that pessimism in the capital markets -- particularly for equities -- is quite high at the moment due to three consecutive years of negative stock market returns influenced by geopolitical matters. This is the first time this has occurred since 1939-1941. This has created lower measures of consumer confidence, weaker holiday retail sales, concerns about labor market stability, fears of recurring corporate accounting scandals and bankruptcy filings by some of the United State's largest companies, including Enron, WorldCom, Conseco and UAL Corporation. And yet, we think there are a significant number of more positive factors at work that are important to recognize.

In the U.S., interest rates are at 40-year lows. The stimulus, or positive impact, associated with low interest rates is significant. Inflation, despite a probable rise associated with higher oil prices, remains constrained overall. Monetary policy has been accommodative, and productivity gains continue to be robust. These factors, in our opinion, suggest a favorable underlying backdrop for equities.

U.S. stocks are coming off one of their worst periods in history. In the past, severely sustained downturns in equities have spawned a great deal of collateral damage, including the collapse of banks, contraction of lending and sharply higher rates of unemployment. Over the past few years, the diversity and resiliency of the U.S. economy have been expressed. Notably, the banking system has remained strong during the past several years. The unemployment rate has risen, but the present 6% level does not generally appear to be a major "drag" on the economy and, in fact, approximates what many economists consider to be full employment during periods of normal economic activity.

Aggregate equity market valuations appear reasonable to us, particularly in the context of low interest rates and quiescent inflation. While equities currently may be perceived to be risky based on their decline from peak levels reached in early 2000, we would note that stocks were much more likely to be vulnerable on the basis of valuation back then than they are today. Is a fourth consecutive calendar year decline possible? Perhaps, although that has occurred just once during the Great Depression years of 1929-1932. Equities tend to trade to extreme levels. We think it is increasingly possible that the worst days for equities are in the past. We think many companies' earnings outlooks are increasingly favorable, with their stocks currently priced at compelling levels. We believe corporate earnings quality, overall, has improved. There are some economic sectors in the S&P 500 Index, including information technology and telecommunications services, which still appear overpriced to us. However, a number of other sectors and industries look quite compelling and include certain consumer-related, health care, financial services and capital goods companies. In addition, certain companies with "special" technology and/or market share

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO (CONTINUED)

advantages in the information technology and telecommunications areas look attractive.

Events and initiatives in Washington, D.C. warrant mention as well. We think the mid-term elections were important in terms of giving a mandate to the Bush administration. President Bush has announced a $600 billion economic package (twice the amount that had been anticipated) that will feature tax cuts, including the complete elimination of dividend taxes, aid to states and extension of unemployment benefits. While these plans obviously are in the proposal stage and likely will undergo considerable debate before being approved, it appears to us that some meaningful fiscal policy from the government may be forthcoming.

Our longer-term, more positive view is anchored by the premise that geopolitical risks will abate. This should remove a major element of uncertainty that has plagued equity markets while simultaneously allowing some of the "good news" mentioned earlier to gain greater traction with investors. We believe the U.S. economic recovery, while somewhat subdued, is indeed well underway. Absent a further deterioration in the geopolitical situation, we believe equity returns should improve going forward.

NATIONS MARSICO
21ST CENTURY PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES A. HILLARY*,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS MARSICO 21ST CENTURY
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                                ----------------------------       ---------------------------
Mar. 27 1998                                                               10000                              10000
                                                                           10150                              10343
1998                                                                       10644                              11300
                                                                           11887                              12698
1999                                                                       11682                              13677
                                                                           10959                              13618
2000                                                                        8508                              12432
                                                                            6580                              11600
2001                                                                        6249                              10955
                                                                            6380                               9514
Dec. 31 2002                                                                5737                               8534

--------------------------------
 TOTAL RETURNS (AS OF 12/31/02)
--------------------------------

                                                  SINCE
                          1 YEAR     3 YEAR     INCEPTION*
NATIONS MARSICO 21ST       -8.20%    -21.11%     -11.01%
  CENTURY PORTFOLIO
S&P 500                   -22.09%    -14.54%      -3.30%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico 21st Century Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the 12-month period ended December 31, 2002, Nations Marsico 21st Century Portfolio returned -8.20%, significantly outperforming its benchmark, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1), which had a total return of -22.09% for the same period.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


There were several factors contributing to the Portfolio's outperformance during the past twelve months, the strongest of which was the Portfolio's investments in the consumer discretionary sector. The Portfolio's total holdings in this sector -- spanning five industries -- declined by a relatively modest amount of 6% over the past year. That compared favorably to the overall equity market decline.



The Portfolio benefited from being relatively overweighted in the consumer discretionary sector, while industry and stock selection also added value. In particular, investments in three industries were strong performers: consumer durables, automobiles and consumer discretionary. Homebuilding companies such as MDC Corporation and Lennar Corporation posted positive returns for the Portfolio as well as investments in automobile companies, such as Nissan Motor Corporation and Porsche AG. The Portfolio's investment results were also helped overall by having substantial positions in the retail industry during the first part of the year. Companies such as Furniture Brands International, Galyans Trading, and Talbots posted positive returns. We should note that as of December 31, 2002 the Portfolio's retailing positions totaled approximately 2% of net assets. Media-related positions, such as Clear Channel Communications, Inc., also positively contributed to performance.


The Portfolio's performance was positively impacted by positions in the health care and industrials sectors. Health care positions included two industries: equipment and services and pharmaceuticals/biotechnology. UnitedHealth Group Inc., one of the Portfolio's largest positions, gained 18% over the last year. The Portfolio's positions in pharmaceutical/biotechnology companies posted an aggregate gain of more than 6% during the year. These included companies such as Inspire Pharmaceuticals Inc. and Amgen Inc.


The Portfolio's holdings in the industrials sector during the period generally favored capital goods companies. Defense-related companies such as Lockheed Martin Corporation and General Dynamics Corporation contributed positively to the Portfolio's investment results. Performance also benefited through some opportunistic investments in the airline and aircraft manufacturing industry, which included Frontier Airlines, Continental Airlines, Delta Airlines and JetBlue Airways. These positions were bought and then sold within the period. In fact, as of December 31, 2002, the Portfolio did not have any positions in the transportation industry.


Stock selection in the information technology sector, including BEA Systems, Inc., QUALCOMM Inc., AMDOCS and Microsoft Corporation, had a positive impact on the Portfolio's performance. Another area of value-added performance stemmed from the Portfolio maintaining a relatively low level of exposure to the telecommunications services sector. This sector was a good place to avoid, as it declined by 34% during the period.


(*)Effective February 1, 2003, Corydon J. Gilchrist will be the portfolio manager to Nations Marsico 21st Century Portfolio.

(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO
21ST CENTURY PORTFOLIO (CONTINUED)

Select diversified financial services positions posted strong returns, particularly SLM Corporation ("Sallie Mae") and Capital One Financial. Sallie Mae posted a return of more than 26% for the period. The Portfolio did not invest in the banking industry for the 12-month period ended December 31, 2002, and this had an adverse impact on performance because banking stocks, in general, were among the better-performing industries for the period.

Some primary "blemishes" during the period were investments in certain health care companies, such as Quest Diagnostics, Inc., Johnson & Johnson, Priority Healthcare Corporation, IDEC Pharmaceuticals Corporation and Intermune, Inc. Select consumer discretionary holdings, such as Four Seasons Hotels Inc., Omnicom Group Inc., Tiffany & Company and General Motors Corporation also performed poorly during the period.

As of December 31, 2002 the Portfolio maintained four areas of emphasis in terms of economic sector distribution. These included: consumer discretionary, health care, information technology and financial services. The Portfolio also had modest exposure to the industrials, telecommunications, utilities and consumer staples sectors. The Portfolio did not have any exposure to energy and materials.

WHAT IS YOUR OUTLOOK FOR 2003?(3)

We believe the recent and current investment environment is the most difficult experienced in the past 60 years. Our investment outlook might best be considered as somewhat cautious over the ensuing one to six months and more optimistic longer-term.

Our near-term assessment for equity markets is prompted primarily by the numerous geopolitical challenges facing the U.S. and its allies. These include rising tensions with North Korea, the potential for war with Iraq, the still combustible situation in the Middle East and the ever-present fact that the U.S. remains at war in Afghanistan. Our view is that tangible and sustainable progress in resolving these issues, particularly with respect to North Korea and Iraq, will need to be made as a prerequisite to an improved investment environment. These geopolitical risks, while difficult to quantify precisely in terms of portfolio construction, have undoubtedly painted a negative pallor over the equity markets. In our opinion, these geopolitical risks contributed greatly to the general level of uncertainty regarding the outlook for corporate profits. Stock market volatility in 2002 was the highest since the 1930's. Prices for gold and oil have risen sharply. We think these factors are directly reflective of the tense geopolitical situation we are experiencing. For example, we feel if oil prices were to stay above $30/barrel for an extended period, it would likely exert a negative impact on both corporations and consumers.

On the brighter side, we think a reasonable and balanced case can be made for improved longer-term equity returns, assuming geopolitical factors show signs of being mitigated or, even better, being resolved. In offering that pronouncement, we acknowledge that pessimism in the capital markets -- particularly for equities -- is quite high at the moment due to three consecutive years of negative stock market returns influenced by geopolitical matters. This is the first time this has occurred since 1939-1941. This has created lower measures of consumer confidence, weaker holiday retail sales, concerns about labor market stability, fears of recurring corporate accounting scandals and bankruptcy filings by some of the United State's largest companies, including Enron, WorldCom, Conseco and UAL Corporation. And yet, we think there are a significant number of more positive factors at work that are important to recognize.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
21ST CENTURY PORTFOLIO (CONTINUED)

In the U.S., interest rates are at 40-year lows. The stimulus, or positive impact, associated with low interest rates is significant. Inflation, despite a probable rise associated with higher oil prices, remains constrained overall. Monetary policy has been accommodative, and productivity gains continue to be robust. These factors, in our opinion, suggest a favorable underlying backdrop for equities.

U.S. stocks are coming off one of their worst periods in history. In the past, severely sustained downturns in equities have spawned a great deal of collateral damage, including the collapse of banks, contraction of lending and sharply higher rates of unemployment. Over the past few years, the diversity and resiliency of the U.S. economy have been expressed. Notably, the banking system has remained strong during the past several years. The unemployment rate has risen, but the present 6% level does not generally appear to be a major "drag" on the economy and, in fact, approximates what many economists consider to be full employment during periods of normal economic activity.

Aggregate equity market valuations appear reasonable to us, particularly in the context of low interest rates and quiescent inflation. While equities currently may be perceived to be risky based on their decline from peak levels reached in early 2000, we would note that stocks were much more likely to be vulnerable on the basis of valuation back then than they are today. Is a fourth consecutive calendar year decline possible? Perhaps, although that has occurred just once -- during the Great Depression years of 1929-1932. Equities tend to trade to extreme levels. We think it is increasingly possible that the worst days for equities are in the past. We think many companies' earnings outlooks are increasingly favorable, with their stocks currently priced at compelling levels. We believe corporate earnings quality, overall, has improved. There are some economic sectors in the S&P 500 Index, including information technology and telecommunications services, which still appear overpriced to us. However, a number of other sectors and industries look quite compelling and include certain consumer-related, health care, financial services and capital goods companies. In addition, certain companies with "special" technology and/or market share advantages in the information technology and telecommunications areas look attractive.

Events and initiatives in Washington, D.C. warrant mention as well. We think the mid-term elections were important in terms of giving a mandate to the Bush administration. President Bush has announced a $600 billion economic package (twice the amount that had been anticipated) that will feature tax cuts, including the complete elimination of dividend taxes, aid to states and extension of unemployment benefits. While these plans obviously are in the proposal stage and likely will undergo considerable debate before being approved, it appears to us that some meaningful fiscal policy from the government may be forthcoming.

Our longer-term, more positive view is anchored by the premise that geopolitical risks will abate. This should remove a major element of uncertainty that has plagued equity markets while simultaneously allowing some of the "good news" mentioned earlier to gain greater traction with investors. We believe the U.S. economic recovery, while somewhat subdued, is indeed well underway. Absent a further deterioration in the geopolitical situation, we believe equity returns should improve going forward.

NATIONS MARSICO
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO*,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO GROWTH PORTFOLIO     STANDARD & POOR'S 500 INDEX
                                                              --------------------------------     ---------------------------
Mar. 27 1998                                                               10000                              10000
                                                                           11270                              10343
                                                                           12180                              11300
                                                                           13953                              12698
1999                                                                       18891                              13677
                                                                           18300                              13618
2000                                                                       16544                              12432
                                                                           14599                              11600
2001                                                                       13626                              10955
                                                                           13687                               9514
Dec. 31 2002                                                               11428                               8534

--------------------------------
 TOTAL RETURNS (AS OF 12/31/02)
--------------------------------

                                                 SINCE
                         1 YEAR     3 YEAR     INCEPTION*
NATIONS MARSICO GROWTH   -16.13%    -15.43%       2.84%
  PORTFOLIO
S&P 500                  -22.09%    -14.54%      -3.30%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2002, the Portfolio had a different name, investment objective and principal investment strategies.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?


For the 12-month period ended December 31, 2002, Nations Marsico Growth Portfolio returned -16.13%, substantially outperforming the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index),(1) which had a total return of -22.09%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

This past year can best be summarized, and at some risk understated, as an exceedingly difficult period for many equity investors. None of the ten economic sectors that comprise the S&P 500 Index registered a positive return for the year. The information technology, telecommunications and utilities sectors absorbed declines of 37%, 34% and 30%, respectively. The best-performing sector was consumer staples. Buoyed by gains in the household products industry, the sector declined by a relatively modest 4%.


In reflecting upon the period while studying the Portfolio's strategic positioning and individual holdings, there were a variety of contributing factors to the Portfolio's relative outperformance as compared to the S&P 500 Index. In particular, the Portfolio benefited from investments in the industrials and health care sectors. Companies such as Lockheed Martin Corporation and General Dynamics Corporation outperformed the S&P 500 Index for the period and were among the Portfolio's better-performing individual holdings.


Throughout the period, performance was positively impacted on two dimensions within the health care sector. The Portfolio maintained an overweighted position, as compared to the S&P 500 Index, in the health care equipment and services industry. This industry outperformed the broad equity market, while the Portfolio's aggregate holdings within the industry helped performance during the period. For example, UnitedHealth Group Inc. rose in price by more than 18% during the period. The Portfolio also made select investments in the pharmaceutical/biotechnology industry, which contributed positively to investment results. Amgen Inc. posted a return of more than 38% during the period.


The Portfolio had substantial investments in the capital goods industry, which is the largest component of the S&P Industrial sector, with aerospace/defense positions representing the bulk of investments in this area.


*Effective February 1, 2003, Nations Marsico Growth Portfolio will be co-managed by Thomas F. Marsico and James A. Hillary.

(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO
GROWTH PORTFOLIO (CONTINUED)

The Portfolio's investment results were helped during the year by generally being underweighted in the information technology sector, particularly by having relatively modest levels of investment in the hardware and equipment industry. In addition, QUALCOMM Inc., a wireless communications company which the Portfolio owned, returned more than 15% for the period.

The Portfolio maintained substantial holdings within the consumer discretionary sector, with emphasis on retail companies. Holdings in automobile companies, such as Porsche AG and Ford Motor Company, and media companies, such as Clear Channel Communications, Inc. and Cox Communications, were the most significant industry-level holdings that positively impacted performance. Certain financial-related holdings had a positive impact on performance. SLM Corporation ("Sallie Mae") was one of the strongest performing position in the Portfolio, posting a return of more than 24% for the period. Citigroup, Inc. and Lehman Brothers Holdings, however, did not perform well during the period.

Certain Portfolio holdings in the health care sector hindered performance. These included Baxter International, Quest Diagnostics Inc. and Johnson & Johnson.

The Portfolio's primary "blemishes" during the period were maintaining generally underweighted positions in the consumer staples sector, particularly the household and personal products industry, as well as positions in the banking industry. The Portfolio's relative lack of exposure to the materials sector also detracted from investment results.

As of December 31, 2002, the Portfolio's economic sector allocations emphasized consumer-discretionary, financial services and health care companies. The Portfolio's allocation to the information technology sector increased modestly during the fourth quarter.

WHAT IS YOUR OUTLOOK FOR 2003?(3)

We believe the recent and current investment environment is the most difficult experienced in the past 60 years. Our investment outlook might best be considered as somewhat cautious over the ensuing one to six months and more optimistic longer-term.

Our near-term assessment for equity markets is prompted primarily by the numerous geopolitical challenges facing the U.S. and its allies. These include rising tensions with North Korea, the potential for war with Iraq, the still combustible situation in the Middle East and the ever-present fact that the U.S. remains at war in Afghanistan. Our view is that tangible and sustainable progress in resolving these issues, particularly with respect to North Korea and Iraq, will need to be made as a prerequisite to an improved investment environment. These geopolitical risks, while difficult to quantify precisely in terms of portfolio construction, have undoubtedly painted a negative pallor over the equity markets. In our opinion, these geopolitical risks contributed


(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
GROWTH PORTFOLIO (CONTINUED)

greatly to the general level of uncertainty regarding the outlook for corporate profits. Stock market volatility in 2002 was the highest since the 1930s. Prices for gold and oil have risen sharply. We think these factors are directly reflective of the tense geopolitical situation we are experiencing. For example, we feel if oil prices were to stay above $30/barrel for an extended period, it would likely exert a negative impact on both corporations and consumers.

On the brighter side, we think a reasonable and balanced case can be made for improved longer-term equity returns, assuming geopolitical factors show signs of being mitigated or, even better, being resolved. In offering that pronouncement, we acknowledge that pessimism in the capital markets -- particularly for equities -- is quite high at the moment due to three consecutive years of negative stock market returns influenced by geopolitical matters. This is the first time this has occurred since 1939-1941. This has created lower measures of consumer confidence, weaker holiday retail sales, concerns about labor market stability, fears of recurring corporate accounting scandals and bankruptcy filings by some of the United States' largest companies, including Enron, WorldCom, Conseco and UAL Corporation. And yet, we think there are a significant number of more positive factors at work that are important to recognize.

In the U.S., interest rates are at 40-year lows. The stimulus or positive impact, associated with low interest rates is significant. Inflation, despite a probable rise associated with higher oil prices, remains constrained overall. Monetary policy has been accommodative, and productivity gains continue to be robust. These factors, in our opinion, suggest a favorable underlying backdrop for equities.

U.S. stocks are coming off one of their worst periods in history. In the past, severely sustained downturns in equities have spawned a great deal of collateral damage, including the collapse of banks, contraction of lending and sharply higher rates of unemployment. Over the past few years, the diversity and resiliency of the U.S. economy have been expressed. Notably, the banking system has remained strong during the past several years. The unemployment rate has risen, but the present 6% level does not generally appear to be a major "drag" on the economy and, in fact, approximates what many economists consider to be full employment during periods of normal economic activity.

Aggregate equity market valuations appear reasonable to us, particularly in the context of low interest rates and quiescent inflation. While equities currently may be perceived to be risky based on their decline from peak levels reached in early 2000, we would note that stocks were much more likely to be vulnerable on the basis of valuation back then than they are today. Is a fourth consecutive calendar year decline possible? Perhaps, although that has occurred just once -- during the Great Depression years of 1929-1932. Equities tend to trade to extreme levels. We think it is increasingly possible that the worst days for equities are in the past. We think many companies' earnings outlooks are increasingly favorable, with their stocks currently priced at compelling levels. We believe corporate earnings quality, overall, has improved. There are some economic sectors in the S&P 500 Index, including information technology and telecommunications services, which still appear overpriced to us. However, a number of other sectors and industries look quite compelling and include certain consumer-related, health care, financial services and capital goods companies. In addition, certain companies with "special" technology and/or market

NATIONS MARSICO
GROWTH PORTFOLIO (CONTINUED)

share advantages in the information technology and telecommunications areas look attractive.

Events and initiatives in Washington, D.C. warrant mention as well. We think the mid-term elections were important in terms of giving a mandate to the Bush administration. President Bush has announced a $600 billion economic package (twice the amount that had been anticipated) that will feature tax cuts, including the complete elimination of dividend taxes, aid to states and extension of unemployment benefits. While these plans obviously are in the proposal stage and likely will undergo considerable debate before being approved, it appears to us that some meaningful fiscal policy from the government may be forthcoming.

Our longer-term, more positive view is anchored by the premise that geopolitical risks will abate. This should remove a major element of uncertainty that has plagued equity markets while simultaneously allowing some of the "good news" mentioned earlier to gain greater traction with investors. We believe the U.S. economic recovery, while somewhat subdued, is indeed well underway. Absent a further deterioration in the geopolitical situation, we believe equity returns should improve going forward.

NATIONS MIDCAP
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
GROWTH STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                  NATIONS MIDCAP GROWTH     STANDARD & POOR'S MIDCAP      RUSSELL MIDCAP GROWTH
                                                        PORTFOLIO                   400 INDEX                     INDEX
                                                  ---------------------     ------------------------      ---------------------
May 1 2001                                                10000                       10000                       10000
                                                           9780                       10233                        9953
                                                           9580                       10192                        9958
                                                           6790                        8503                        7190
                                                           8440                       10032                        9135
                                                           6320                        9710                        7336
Dec. 31 2002                                               5570                        8576                        6632

--------------------------------
 TOTAL RETURNS (AS OF 12/31/02)
--------------------------------

                                                 SINCE
                                    1 YEAR     INCEPTION
NATIONS MIDCAP GROWTH PORTFOLIO     -34.00%     -29.58%
RUSSELL MIDCAP GROWTH               -27.41%     -21.84%
S&P MIDCAP 400                      -14.51%      -8.80%

*Annualized Returns. Inception date is May 1, 2001.
The chart represents a hypothetical investment in Nations MidCap Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal period ended December 31, 2001 compare the Portfolio's performance to the Standard & Poor's MidCap 400 Index. Effective May 1, 2002, portfolio management changed the index to which it compares its performance because the Russell MidCap Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the 12-month period ended December 31, 2002, Nations MidCap Growth Portfolio returned -34.00% compared to -27.41% for the Russell MidCap Growth Index(1), the Portfolio's benchmark.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


There is no chance of hyperbole when describing how unpleasant 2002 turned out to be for most equity investors. Despite three brief, hopeful rallies during the year the stock market produced its third consecutive year of losses -- something that hasn't happened in 60 years. The Standard & Poor's 500 Composite Stock Price Index(3) lost 22.09%, the Nasdaq Composite Index(4) fell 31.5%, all of the rest of the major indexes posted double-digit declines and each of the S&P 500 Index sectors declined for the first time since 1981. Clearly the expectations at the start of the year for better economic and corporate growth did not materialize. That however, does not begin to explain the drubbing inflicted on many stocks throughout much of the year. In fact, 2002 was filled with good news. The economy actually grew at an annualized rate of roughly 2.4% (3.4% in the first three quarters), new home sales hit a record high in November, auto sales were strong, productivity figures were up and unemployment claims improved. The one factor that was worse than anyone imagined was psychological -- the risk premium determined by investor confidence. Corporate malfeasance, record large bankruptcies, distrust of Wall Street, geopolitics and war were enough to kill any appetite for risk.


The intolerance for risk put enormous pressure on growth stocks. Technology was the hardest hit sector and contributed one-third of the negative performance in the Portfolio for the year. Several large holdings that experienced sharp declines in share price include Convergys Corporation and CSG Systems International, Inc., which serve the weak cable and telecom markets. Both of these businesses, along with another large position, Concord EFS, Inc., continued to generate significant earnings and cash flow, but could not overcome their slowing growth rates. The weakness in the communications sector was a major contributor to performance and much of the reason for the underperformance relative to the benchmark. A meltdown in both the cable and the telecommunications sectors had the biggest impact. There was a backlash against highly leveraged companies like Charter Communications, Inc. and Cablevision Systems Corporation and Adelphia Communications Corporation became the victim of a massive fraud by the controlling family.


The growth segments of the health care sector were also hit hard. Investors had little patience for the uncertainty of the biotech and the specialty drug companies. In most cases it did not matter whether the businesses were being valued on current earnings or the future pipeline.


BECAUSE MID-SIZED COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT OR ACTIVELY TRADED OR LARGE COMPANY STOCKS, THEIR SHARE PRICES TEND TO BE MORE VOLATILE.


(1)The Russell MidCap Growth Index is an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(4)The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

NATIONS MIDCAP
GROWTH PORTFOLIO (CONTINUED)

Despite having great promise and little to do with the economy, these long-duration assets could not sustain their high multiples or expensive valuations.

Contrary to the broader market, the Portfolio had two sectors, transportation and basic industry, produce a positive return for the period. Holdings that helped the Portfolio's performance were Ecolab, Inc. and Avery Dennison Corporation. The energy sector, which had an allocation that was overweight relative to the benchmark, also significantly outperformed the market.

WHAT IS THE OUTLOOK FOR 2003?(5)

We are optimistic that the equity market will break its three-year losing streak in 2003. Most important is that the economy is indeed growing, albeit less than its potential. We believe there are a number of reasons to be optimistic. Many of the negatives plaguing the market in the past year have subsided or may soon be resolved. The current monetary stimulus and pending fiscal stimulus may provide both a shot in the arm to the economy today and sets the stage for better long-term growth. While not as low as they were on October 10, 2002, the market low for the year, we feel valuations are reasonable, particularly with Treasury yields remaining at record lows. Lastly, earnings growth, which has been weak for two years, appears capable of growing at least in the high single digits. There are, however, real risks to this optimism. Not only does it depend on U.S. consumers, many of whom are out of work or have over-extended credit, to continue a healthy pace of spending, it requires corporations, which represent one-third of the economy, to resume their capital spending. In the end, our optimism rests on the resiliency of Americans and the U.S. economy.


(5)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS HIGH YIELD
BOND PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
HIGH YIELD PORTFOLIO MANAGEMENT
TEAM,
MacKay Shields LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                             NATIONS HIGH YIELD BOND PORTFOLIO     CSFB GLOBAL HIGH YIELD INDEX
                                                             ---------------------------------     ----------------------------
Jul. 7 2000                                                              10000.00                            10000.00
                                                                          9970.00                            10068.00
                                                                          9466.00                             9559.00
2001                                                                     10058.00                            10031.00
                                                                          9963.00                             9969.00
                                                                          9572.00                             9573.00
                                                                         10254.00                            10115.00
                                                                         10219.00                            10130.00
Dec. 31 2002                                                             10478.00                            10419.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/02)
--------------------------------

                                                   SINCE
                                       1 YEAR    INCEPTION*
NATIONS HIGH YIELD BOND PORTFOLIO      2.18%      1.90%
CSFB GLOBAL HIGH YIELD                 3.01%      1.65%

*Annualized Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the 12-month period ended December 31, 2002, Nations High Yield Bond Portfolio returned 2.18% versus 3.01% for the Credit Suisse First Boston (CSFB) Global High Yield Index (the Index)(1).


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


The high yield market rallied throughout the fourth quarter. We began 2002 overweighted in risk credits (B-CCC). During the period, we consistently added to the seasoned issuers (BB-B) with unusually attractive yields. The combination of these strategies led to some underperformance, as the market sold off to historic lows. However, it positioned the Portfolio well for the ultimate rebound, which began in October.


The high yield market started off strongly during the first part of 2002. As the second quarter progressed, however, several shocks caused the high yield market to trade off sharply in May and June. Bonds of WorldCom, Adelphia Communications Corporation and Xerox Corporation, all large high yield issuers, traded significantly lower following accounting scandals. Accounting fears have been a contagion across several high yield industries, including telecommunications, cable, media, technology and utility credits and have impacted the equity markets even more severely. Fears of continued high defaults, accounting irregularities, declining equity prices, terrorism and the weakness of the U.S. dollar caused a flight to quality and plagued the markets during the second quarter, as Treasuries returned 6.0%.


During the first six months of 2002, the high yield market continued to become more represented by "fallen angels" or former investment grade companies that have been downgraded to high yield status. We have been active participants in this part of the market. During the second quarter, the events surrounding WorldCom pressured the entire telecommunications sector. While we have never been involved in WorldCom bonds, we are involved in Qwest Corporation and Sprint Capital Corporation, both of which traded lower during the second quarter. Other communications holdings that negatively impacted the Portfolio include AT&T Wireless Services Inc., Alamosa Holdings, Inc. and US Unwired Inc. We have increased our weighting in this sector to approximately market weight. The index weight is likely to climb as more "fallen angels" enter into the high yield indices.


Metals and mining was one of the better-performing sectors in the high yield market during the second quarter, and our holding in Algoma Steel Inc. was a top performer. The security was buoyed by higher steel prices and, as a Canadian Steel company, it stands to benefit from the current U.S. trade policies. Other Portfolio holdings in this sector that added to performance included Newmont Mining, Neenah Foundry Corporation, United States Steel LLC and UCAR Finance Inc.


THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SMALLER MATURITIES, BUT THEY ALSO HAVE HIGHER RISK.

(1)The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS HIGH YIELD
BOND PORTFOLIO (CONTINUED)

The cable industry had a poor showing as one of the worst sectors in the high yield market in the first half. The most disappointing investment in the second quarter was Adelphia Communications Corporation. The repeatedly negative news about the cable company, accounting fraud and self-dealing, pushed its bonds lower. We continue, however, to be constructive on its credit, particularly of its operating subsidiary, Frontiervision. We find the value of the subsidiary company outweighs the obligations and negative news that it has endured. The marketplace has treated the subsidiary in the same manner as the holding company. Other cable holdings in the Portfolio facing pressure included Charter Communications, Inc. and Rogers Cable Inc.

Our top-performing holdings for the second quarter were filled with health care companies, even though the sector performed in the middle of the pack for the overall high yield market. Alaris Medical Systems, Inc., HCA -- The Healthcare Company, and Team Health Inc. contributed gains to the Portfolio. The gaming and leisure sector produced top performers as well, such as Hollywood Casino, Venetian Casino Resort LLC, Jacobs Entertainment Corporation and Hilton Hotels Corporation.

The technical sector of the high yield market fluctuated during the third quarter. Mutual fund investments were positive for high yield after August's positive performance; however, they swung strongly negative at the end of the quarter. There were few new issues during the third quarter. With that background, high yield spreads are trading close to historic highs. We believe the high yield market looks cheap compared to historical standards, especially with the 10-year Treasury yielding 3.6%, which is lower than when high yield was last trading at such high levels in the early 1990s.

Only a handful of industries were positive for the third quarter: telecommunications, wireless communications, gaming/leisure and chemicals. The three poorest performing sectors of the high yield market were aerospace, which includes airlines, utilities and technology. The Portfolio was overweighted in these sectors and market weighted in airlines, which severely hampered performance. We continue to be constructive on these areas, as we see great value in them.

Airlines came under pressure as USAirways filed for bankruptcy in August and as United Airlines' financial problems, including a Chapter 11 bankruptcy filing, came to light. The Portfolio held Delta Airlines, Inc. and Northwest Airlines Inc., both of which were brought down by the negative industry performance, placing them among the Portfolio's worst performers. We see value in both companies. Delta Airlines, which has a low cost structure relative to the other major carriers and Northwest, which has attractive routes and a younger jet fleet than other major carriers.

The negative performance of the utility sector in the third quarter was a drag on the entire Portfolio. Positions in AES Corporation, Mirant Americas Generation LLC, Calpine Corporation and PG&E National Energy Group weighted heavily on the Portfolio. In July, utilities stocks "sold off" with the news of investigations into Citigroup and JPMorgan Chase regarding their role in financing Enron's transactions in a "deceptive" manner. These investigations are looking into what other utility companies may have set up similar transactions. Investors are

NATIONS HIGH YIELD
BOND PORTFOLIO (CONTINUED)

showing concern over the independent power producers' viability in the post-Enron marketplace. The collapse of Enron on the energy trading markets may have altered them dramatically, but we expect that the markets will stabilize, creating opportunities for independent power producers. In the meantime, many of these independent power producers have significant assets that are being severely discounted. The values in this area were evidenced as Warren Buffet's Berkshire Hathaway bought a gas pipeline system from Dynegy.

While we were bearish in the telecommunications and wireless communications sectors in the past, our current market weight in the industry helped performance during the quarter. Telus Corporation was among the top performers for the third quarter. Telus Corporation, one of the two dominant local telecom providers in Canada, was purchased as the entire industry was under pressure.

Energy companies helped the Portfolio's performance for the period. Energy Corporation of America, Plains Exploration & Production Company, Vintage Petroleum, Inc. and Petroleum Geo-Services ASA were among our top performers. The gaming/leisure sector provided solid performance this summer. Holdings included Park Place Entertainment Corporation, Venetian Casino Resort LLC, Jacobs Entertainment Corporation, Hilton Hotels Corporation and Vail Resorts, Inc.

For the fourth quarter, the best-performing industries were technology, telecommunications, wireless telecommunications and diversified media. There were only a few industries with negative performance. Transportation, metals and minerals and chemicals led the market on the downside. Qwest Corporation, which is the largest holding on an issuer basis performed well this quarter. They began to restructure the company and repair its balance sheet, building asset coverage for bondholders. Wireless telecommunication companies were a strong second-best performer for the quarter. The Portfolio's holdings included AT&T Wireless Services Inc., Call Net Enterprises, Millicom International Cellular SA, Sprint Capital Corporation and Nextel International, all of which were among the top-performing issues for the quarter.

Many technology companies are still continuing to suffer from the poor economy and the punishment from limited access to capital. A number of investment-grade technology companies were trading at high yield valuations well in advance of downgrades into the high yield market. Investments in Avaya Inc., Nortel Networks Corporation and Lucent Technologies Inc. have been penalized along with the industry. We view these companies as attractive because they are managing their cash flow better in order to meet their current needs. As the economy recovers these companies should benefit from increased capital spending. Other technology holdings include Juniper Networks, Inc., LSI Logic Corporation, PMC-Sierra, Inc., Vitesse Semiconductor Corporation and Xerox Corporation.

NATIONS HIGH YIELD
BOND PORTFOLIO (CONTINUED)

Cable companies provided a sobering note to the performance of the fourth quarter. While the industry posted gains, it underperformed the market. Charter Communications was among poor performers due to the government's investigation of the company. Other cable holdings included Frontiervision, Time Warner Inc., Cablevision SA, Comcast Corporation and Rogers Cable Inc. While the industry's performance was disappointing, cable companies appear to be on firmer footing. The companies have rolled out new products and services that allow them to better compete with satellite television providers, as valuations for the industry have fallen.

While not among the worst-performing sectors for the quarter, energy companies were lackluster. Concerns clouded the industry over the possibility of war in Iraq and a strike in Venezuela that is now six weeks long. A sour note in the Portfolio was Petroleum Geo-Services ASA. The company is one of the largest providers of seismic mapping data used for oil and gas exploration, and they also operate a fleet of production, storage and off-loading vessels to transfer reserves from wells to tankers where pipelines don't exist. Weakness in the prices of seismic data and the company's high leverage halted a de-leveraging merger with Veritas. We remain constructive on the credit because the company will either sell one of its operations to pay down debt or restructure to improve its current conditions. Other energy holdings included Comstock Resources, Inc., El Paso Corporation, Parker Drilling Company, Plains Exploration & Production Company and Vintage Petroleum, Inc.

WHAT IS YOUR OUTLOOK FOR 2003?(3)

The prospects for the economy remain somewhat uncertain. Concerns remain regarding the U.S. consumers who continue to deal with higher unemployment and increased personal debt. It may be difficult to have a robust economy if these pressures result in weak consumer spending. However, the consumer has proven resilient over time, and we feel the housing market is holding up reasonable well. In addition, the high-yield asset class is experiencing positive investment flows, and there is renewed availability of investment capital in the financial markets.

Barring a protracted global recession, we remain optimistic on the outlook for high yield. Yield spreads remain at historically wide levels. Unless the economy goes back into a recession, we believe default rates should continue their recent decline from the 10% highs over the last two years.
(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 86.4%
             BRAZIL -- 4.1%
     9,518   Banco Itau SA, ADR..........................................   $   226,528
    18,444   Tele Norte Leste Participacoes SA, ADR......................       135,563
    23,036   Unibanco - Uniao de Bancos Brasileiros SA...................       252,244
                                                                            -----------
                                                                                614,335
                                                                            -----------
             CANADA -- 9.5%
     9,898   Mega Blocks Inc.!!+.........................................       147,236
    31,332   Molson Inc. ................................................       663,410
    10,052   Shoppers Drug Mart Corporation..............................       156,080
    43,261   Westjet Airlines Ltd. ......................................       442,249
                                                                            -----------
                                                                              1,408,975
                                                                            -----------
             CHINA -- 2.0%
    11,198   CNOOC Ltd., ADR.............................................       291,708
                                                                            -----------
             FINLAND -- 3.7%
    15,698   Nokia Oyj...................................................       249,580
    50,788   Sonera Oyj..................................................       293,141
                                                                            -----------
                                                                                542,721
                                                                            -----------
             FRANCE -- 4.2%
    16,796   France Telecom SA...........................................       294,005
    26,956   JC Decaux SA!!..............................................       325,316
                                                                            -----------
                                                                                619,321
                                                                            -----------
             GERMANY -- 5.1%
    24,693   Bayerische Motoren Werke (BMW) AG...........................       750,197
                                                                            -----------
             HONG KONG -- 0.7%
    35,000   Television Broadcasts Ltd. .................................       110,407
                                                                            -----------
             IRELAND -- 5.7%
    21,693   Ryanair Holdings plc, ADR!!.................................       849,498
                                                                            -----------
             ITALY -- 1.9%
    24,722   Banco Popolare di Vernoa e Novara Scrl......................       275,784
                                                                            -----------
             JAPAN -- 6.8%
    82,500   Nissan Motor Company, Ltd. .................................       643,760
    11,000   Shiseido Company, Ltd. .....................................       143,027
    78,000   The Seiyu, Ltd.!!...........................................       228,078
                                                                            -----------
                                                                              1,014,865
                                                                            -----------
             MEXICO -- 0.9%
    59,344   Wal-Mart de Mexico SA de CV, Series V.......................       134,976
                                                                            -----------
             NETHERLANDS -- 12.3%
    28,303   Heineken Holding NV 'A'.....................................       821,259
     6,462   Royal Dutch Petroleum Company...............................       284,457
     5,938   Unilever NV.................................................       364,855
    13,094   VNU NV......................................................       341,469
                                                                            -----------
                                                                              1,812,040
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             RUSSIA -- 1.5%
     1,572   YUKOS, ADR..................................................   $   221,541
                                                                            -----------
             SOUTH KOREA -- 3.2%
     5,850   POSCO, ADR..................................................       144,671
     1,270   Samsung Electronics Company, Ltd. ..........................       336,225
                                                                            -----------
                                                                                480,896
                                                                            -----------
             SPAIN -- 4.8%
     6,640   Banco Popular Espanol SA....................................       271,551
    26,088   Corporacion Mapfre, SA......................................       211,628
     9,728   Industria de Diseno Textil, SA..............................       229,801
                                                                            -----------
                                                                                712,980
                                                                            -----------
             SWITZERLAND -- 5.0%
    15,254   UBS AG!!....................................................       741,353
                                                                            -----------
             UNITED KINGDOM -- 15.0%
    13,848   British Sky Broadcasting Group plc!!........................       142,448
    25,424   Diageo plc..................................................       276,259
    27,742   HSBC Holdings plc...........................................       306,582
    16,560   Northern Rock plc...........................................       175,943
    30,428   Royal Bank of Scotland plc+.................................       728,862
    50,630   Standard Chartered plc......................................       575,416
                                                                            -----------
                                                                              2,205,510
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $11,839,075)........................................    12,787,107
                                                                            -----------
             PREFERRED STOCKS -- 7.4%
             BRAZIL -- 2.0%
    19,186   Companhia de Bebidas das Americas, ADR......................       298,534
                                                                            -----------
             GERMANY -- 5.4%
     1,936   Porsche AG..................................................       804,550
                                                                            -----------
             TOTAL PREFERRED STOCKS
               (Cost $933,202)...........................................     1,103,084
                                                                            -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 9.4%
               (Cost $1,399,971)
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
$1,400,000   Discount note 01/02/03......................................     1,399,942
                                                                            -----------
                                                                               VALUE
----------------------------------------------------------------------------------------
             INVESTMENT COMPANIES -- 0.6%
               (Cost $85,000)
    85,000   Nations Cash Reserves, Capital Class Shares#................        85,000
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


                                                                               VALUE
----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $14,257,248*).............................   103.8%    $15,375,133
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................    (3.8)%
             Cash........................................................   $       584
             Foreign currency (cost $508,773)............................       511,339
             Receivable for investment securities sold...................        21,897
             Receivable for Fund shares sold.............................       106,197
             Dividends receivable........................................        25,116
             Unamortized organization costs..............................           903
             Payable for Fund shares redeemed............................        (8,973)
             Investment advisory fee payable.............................        (4,767)
             Administration fee payable..................................        (2,621)
             Payable for investment securities purchased.................    (1,116,968)
             Accrued Trustees' fees and expenses.........................       (39,039)
             Accrued expenses and other liabilities......................       (49,601)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (555,933)
                                                                            -----------
             NET ASSETS........................................   100.0%    $14,819,200
                                                                            ===========
             NET ASSETS CONSIST OF:
             Undistributed net investment income.........................   $     4,962
             Accumulated net realized loss on investments sold...........    (4,524,814)
             Net unrealized appreciation of investments and foreign
               currency translations.....................................     1,117,383
             Paid-in capital.............................................    18,221,669
                                                                            -----------
             NET ASSETS..................................................   $14,819,200
                                                                            ===========
             Net asset value per share ($14,819,200 / 1,532,947 shares of
               common stock outstanding).................................         $9.67
                                                                            ===========

---------------

 *Federal income tax information (see Note 8).

 +Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002

At December 31, 2002, sector diversification was as follows:

                                                                 % OF NET
SECTOR DIVERSIFICATION                                            ASSETS             VALUE
-----------------------------------------------------------------------------------------------
Commercial banking..........................................       15.9%        $     2,361,183
Automotive..................................................        9.4               1,393,957
Airlines....................................................        8.7               1,291,747
Beverages...................................................        6.3                 939,669
Commercial services.........................................        5.5                 821,259
Integrated oil..............................................        5.4                 797,706
Investment services.........................................        5.0                 741,353
Telecommunications services.................................        4.9                 722,709
Publishing and advertising..................................        4.5                 666,785
Food and drug stores........................................        2.6                 384,158
Food products...............................................        2.5                 364,855
Semiconductors..............................................        2.3                 336,225
Banking.....................................................        1.9                 275,784
Broadcasting and cable......................................        1.7                 252,855
Networking and telecommunications equipment.................        1.7                 249,580
Apparel and textiles........................................        1.6                 229,801
Insurance...................................................        1.4                 211,628
Consumer credit and mortgages...............................        1.2                 175,943
Specialty stores............................................        1.0                 147,236
Metals and mining...........................................        1.0                 144,671
Other.......................................................        1.9                 278,003
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       86.4              12,787,107
PREFERRED STOCKS............................................        7.4               1,103,084
SHORT-TERM INVESTMENTS......................................        9.4               1,399,942
INVESTMENT COMPANIES........................................        0.6                  85,000
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................      103.8              15,375,133
OTHER ASSETS AND LIABILITIES (NET)..........................       (3.8)               (555,933)
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $    14,819,200
                                                                  =====         ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          COMMON STOCKS -- 99.3%
          BERMUDA -- 3.3%
 37,600   Tyco International Ltd. ....................................   $   642,208
                                                                         -----------
          BRAZIL -- 3.2%
 53,700   Centrais Eletricas Brasileiras SA, ADR......................       178,998
 20,910   Petroleo Brasileiro SA, ADR.................................       280,194
 21,100   Tele Norte Leste Participacoes SA, ADR......................       155,085
                                                                         -----------
                                                                             614,277
                                                                         -----------
          CANADA -- 1.9%
225,000   Nortel Networks Corporation!!...............................       362,250
                                                                         -----------
          FRANCE -- 8.4%
106,210   Alcatel SA, ADR.............................................       471,572
 30,500   Axa, ADR....................................................       410,225
  4,550   Compagnie Generale des Etablissements Michelin..............       156,903
 21,600   European Aeronautic Defence and Space Company...............       223,276
  5,500   Nexans SA...................................................        87,848
  5,900   Renault SA..................................................       277,261
                                                                         -----------
                                                                           1,627,085
                                                                         -----------
          GERMANY -- 6.7%
  6,000   BASF AG, ADR................................................       229,320
 17,630   Bayerische Hypo-und Vereinsbank AG, ADR.....................       273,797
 42,890   Deutsche Telekom AG, ADR....................................       544,704
  6,390   E.On AG, ADR................................................       261,415
                                                                         -----------
                                                                           1,309,236
                                                                         -----------
          HONG KONG -- 0.6%
 30,020   Swire Pacific, Ltd. 'A', ADR................................       114,715
                                                                         -----------
          ITALY -- 3.5%
131,200   Banca Intesa SpA!!..........................................       276,747
  5,400   Telecom Italia SpA, ADR.....................................       410,292
                                                                         -----------
                                                                             687,039
                                                                         -----------
          JAPAN -- 18.6%
  8,800   Daiichi Pharmaceutical Company, Ltd. .......................       126,286
 32,000   Daiwa House Industry Company, Ltd. .........................       180,130
  4,810   Hitachi, Ltd., ADR..........................................       179,173
     61   Japan Tobacco, Inc. ........................................       408,140
  6,010   Komatsu Ltd., ADR...........................................        78,398
 43,200   Matsushita Electric Industrial Company Ltd., ADR............       414,720
  7,400   Millea Holdings, Inc., ADR..................................       260,480
 45,000   Mitsubishi Heavy Industries, Ltd. ..........................       109,969
 51,380   Mitsubishi Tokyo Financial Group Inc. ......................       274,883
 81,000   Nippon Mitsubishi Oil Corporation...........................       367,220
 14,700   Nippon Telegraph and Telephone Corporation, ADR.............       259,602
  5,000   Ono Pharmaceutical Company, Ltd. ...........................       151,260
 24,000   Sankyo Company, Ltd. .......................................       301,138
 56,900   Sumitomo Mitsui Banking Corporation, ADR....................       177,887
  8,500   TDK Corporation, ADR........................................       333,624
                                                                         -----------
                                                                           3,622,910
                                                                         -----------

SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          MEXICO -- 6.1%
 32,160   America Movil SA de CV 'L', ADR.............................   $   461,818
 11,000   Cemex SA de CV, ADR.........................................       236,610
 15,290   Telefonos de Mexico SA de CV 'L', ADR.......................       488,975
                                                                         -----------
                                                                           1,187,403
                                                                         -----------
          NETHERLANDS -- 8.1%
 11,314   ABN AMRO Holding NV, ADR....................................       183,061
  6,120   Akzo Nobel NV, ADR..........................................       195,167
 25,200   ING Groep NV, ADR...........................................       424,368
 29,000   Koninklijke Ahold NV, ADR...................................       369,170
 10,300   Koninklijke Numico NV.......................................       129,709
 15,750   Wolters Kluwer NV, ADR......................................       274,349
                                                                         -----------
                                                                           1,575,824
                                                                         -----------
          NEW ZEALAND -- 1.0%
  9,760   Telecom Corporation of New Zealand Ltd., ADR................       186,611
                                                                         -----------
          PORTUGAL -- 1.5%
 41,292   Portugal Telecommunications, SGPS, SA, ADR..................       282,024
                                                                         -----------
          RUSSIA -- 0.9%
  2,900   LUKOIL, ADR.................................................       178,178
                                                                         -----------
          SINGAPORE -- 1.8%
  3,410   DBS Group Holdings Ltd., ADR+...............................        86,502
 46,000   Overseas-Chinese Banking Corporation Ltd. ..................       255,924
                                                                         -----------
                                                                             342,426
                                                                         -----------
          SOUTH AFRICA -- 1.7%
 45,840   SABMiller plc, ADR+.........................................       324,813
                                                                         -----------
          SOUTH KOREA -- 3.1%
 25,280   Korea Electric Power Corporation, ADR.......................       214,880
 12,280   KT Corporation, ADR.........................................       264,634
  4,810   POSCO, ADR..................................................       118,951
                                                                         -----------
                                                                             598,465
                                                                         -----------
          SPAIN -- 9.6%
 44,870   Banco Bilbao Vizcaya Argentaria SA, ADR.....................       435,688
 78,900   Repsol YPF SA, ADR..........................................     1,032,013
 14,988   Telefonica SA, ADR!!........................................       398,231
                                                                         -----------
                                                                           1,865,932
                                                                         -----------
          SWITZERLAND -- 4.8%
 11,330   Swisscom AG, ADR............................................       323,018
 64,900   Zurich Financial Services AG, ADR+..........................       605,491
                                                                         -----------
                                                                             928,509
                                                                         -----------
          UNITED KINGDOM -- 13.8%
 25,120   BAE Systems plc, ADR........................................       200,586
 17,000   Boots Company plc, ADR......................................       320,755
  8,780   British American Tobacco plc, ADR...........................       172,966
  3,912   BT Group plc, ADR...........................................       122,563
  9,930   Corus Group plc, ADR!!......................................        41,408
 91,700   Friends Provident plc.......................................       178,248
 11,390   Glaxosmithkline plc - ADR...................................       426,669
  5,630   HSBC Holdings plc, ADR......................................       309,537
 45,050   Invensys plc, ADR...........................................        76,513

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002




SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          UNITED KINGDOM -- (CONTINUED)
  5,164   Marks & Spencer Group plc, ADR..............................   $   157,125
 15,830   Reuters Group plc...........................................       272,276
107,900   Royal & Sun Alliance Insurance Group plc....................       209,738
 60,700   Safeway plc.................................................       208,375
                                                                         -----------
                                                                           2,696,759
                                                                         -----------
          VENEZUELA -- 0.7%
 11,443   Cia Anonima Nacional Telefonos de Venezuela, ADR............       144,182
                                                                         -----------
          TOTAL COMMON STOCKS
            (Cost $24,230,376)........................................    19,290,846
                                                                         -----------
          PREFERRED STOCKS -- 0.2%
            (Cost $105,544)
          BRAZIL -- 0.2%
  2,080   Telecomunicacoes Brasileiras
            SA - Telebras, ADR........................................        38,792
                                                                         -----------
          INVESTMENT COMPANIES -- 0.4%
            (Cost $70,000)
 70,000   Nations Cash Reserves, Capital Class Shares#................        70,000
                                                                         -----------

                                                                            VALUE
-------------------------------------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $24,405,920*).............................      99.9%  $19,399,638
                                                                         -----------
          OTHER ASSETS AND LIABILITIES (NET)................       0.1%
          Cash........................................................   $       246
          Receivable for Fund shares sold.............................       140,158
          Dividends receivable........................................        80,160
          Payable for Fund shares redeemed............................      (110,354)
          Investment advisory fee payable.............................       (14,993)
          Administration fee payable..................................        (3,666)
          Accrued Trustees' fees and expenses.........................       (28,939)
          Accrued expenses and other liabilities......................       (39,574)
                                                                         -----------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)....................        23,038
                                                                         -----------
          NET ASSETS........................................     100.0%  $19,422,676
                                                                         ===========
          NET ASSETS CONSIST OF:
          Undistributed net investment income.........................   $    18,074
          Accumulated net realized gain on investments sold...........         3,319
          Net unrealized depreciation of investments and foreign
            currency translations.....................................    (5,005,939)
          Paid-in capital.............................................    24,407,222
                                                                         -----------
          NET ASSETS..................................................   $19,422,676
                                                                         ===========
          Net asset value per share
            ($19,422,676 / 2,834,415 shares of common stock
            outstanding)..............................................         $6.85
                                                                         ===========

---------------

 *Federal income tax information (see Note 8).

 +Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002

At December 31, 2002, sector diversification was as follows:

                                                                 % OF NET
SECTOR DIVERSIFICATION                                            ASSETS             VALUE
-----------------------------------------------------------------------------------------------
Telecommunications services.................................       20.7%        $     4,041,739
Oil and gas.................................................        9.5               1,857,605
Commercial banking..........................................        8.9               1,723,482
Financial services..........................................        5.9               1,144,574
Insurance...................................................        5.4               1,058,691
Pharmaceuticals.............................................        5.2               1,005,353
Networking and telecommunications equipment.................        4.3                 833,822
Conglomerates...............................................        4.0                 752,177
Food and drug stores........................................        3.4                 658,839
Electrical equipment........................................        3.1                 600,645
Housing and furnishing......................................        3.1                 594,850
Tobacco.....................................................        3.0                 581,106
Banking.....................................................        2.8                 550,544
Electric power -- Non nuclear...............................        2.3                 440,413
Automotive..................................................        2.2                 434,164
Chemicals -- Specialty......................................        2.2                 424,487
Aerospace and defense.......................................        2.2                 423,862
Food products...............................................        1.9                 369,170
Beverages...................................................        1.7                 324,813
Media.......................................................        1.4                 274,349
Other.......................................................        6.1               1,196,161
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       99.3              19,290,846
PREFERRED STOCKS............................................        0.2                  38,792
INVESTMENT COMPANIES........................................        0.4                  70,000
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................       99.9              19,399,638
OTHER ASSETS AND LIABILITIES (NET)..........................        0.1                  23,038
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $    19,422,676
                                                                  =====         ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 93.4%
             AEROSPACE AND DEFENSE -- 4.2%
    20,586   General Dynamics Corporation................................   $  1,633,911
    46,124   Lockheed Martin Corporation.................................      2,663,661
                                                                            ------------
                                                                               4,297,572
                                                                            ------------
             AUTOMOTIVE -- 2.9%
    96,136   Bayerische Motoren Werke (BMW) AG (a).......................      2,920,702
                                                                            ------------
             BEVERAGES -- 1.6%
    33,159   Anheuser-Busch Companies, Inc. .............................      1,604,896
                                                                            ------------
             BROADCASTING AND CABLE -- 4.8%
    45,128   Clear Channel Communications, Inc.++........................      1,682,823
    79,134   Viacom Inc., Class B++......................................      3,225,502
                                                                            ------------
                                                                               4,908,325
                                                                            ------------
             COMMERCIAL BANKING -- 4.7%
    86,150   Citigroup Inc. .............................................      3,031,619
    71,126   J.P. Morgan Chase & Company.................................      1,707,024
                                                                            ------------
                                                                               4,738,643
                                                                            ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 2.1%
    80,564   Dell Computer Corporation++.................................      2,154,281
                                                                            ------------
             CONSUMER CREDIT AND MORTGAGES -- 3.7%
    58,142   Fannie Mae..................................................      3,740,275
                                                                            ------------
             DEPARTMENT AND DISCOUNT STORES -- 3.0%
    60,325   Wal-Mart Stores, Inc. ......................................      3,047,016
                                                                            ------------
             FINANCE -- MISCELLANEOUS -- 6.7%
    65,768   SLM Corporation.............................................      6,830,664
                                                                            ------------
             HEALTH SERVICES -- 14.4%
    58,538   HCA Inc. ...................................................      2,429,327
    86,120   Quest Diagnostics Inc.++....................................      4,900,228
    86,956   UnitedHealth Group Inc. ....................................      7,260,825
                                                                            ------------
                                                                              14,590,380
                                                                            ------------
             HOUSEHOLD PRODUCTS -- 4.5%
    29,494   Colgate-Palmolive Company...................................      1,546,370
    35,140   Procter & Gamble Company....................................      3,019,932
                                                                            ------------
                                                                               4,566,302
                                                                            ------------
             HOUSING AND FURNISHING -- 2.1%
    40,977   Lennar Corporation..........................................      2,114,413
                                                                            ------------
             INVESTMENT SERVICES -- 2.8%
    53,704   Lehman Brothers Holdings Inc. ..............................      2,861,886
                                                                            ------------

  SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             LODGING AND RECREATION -- 2.8%
    47,167   Four Seasons Hotels Inc.##..................................   $  1,332,468
    46,034   MGM Mirage Inc.++...........................................      1,517,741
                                                                            ------------
                                                                               2,850,209
                                                                            ------------
             MEDICAL DEVICES AND SUPPLIES -- 2.1%
    39,646   Johnson & Johnson...........................................      2,129,387
                                                                            ------------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 7.9%
   268,210   Cisco Systems, Inc.++.......................................      3,513,550
   109,315   Nokia Corporation...........................................      1,694,383
    76,212   QUALCOMM Inc.++.............................................      2,773,355
                                                                            ------------
                                                                               7,981,288
                                                                            ------------
             PHARMACEUTICALS -- 4.9%
    81,956   Amgen Inc.++................................................      3,961,753
    29,474   IDEC Pharmaceuticals Corporation++##........................        977,653
                                                                            ------------
                                                                               4,939,406
                                                                            ------------
             RAILROADS, TRUCKING AND SHIPPING -- 2.4%
    44,120   FedEx Corporation...........................................      2,392,186
                                                                            ------------
             SOFTWARE -- 6.0%
    35,160   Electronic Arts Inc.++......................................      1,749,913
    84,494   Microsoft Corporation++.....................................      4,368,340
                                                                            ------------
                                                                               6,118,253
                                                                            ------------
             SPECIALTY STORES -- 7.4%
    81,624   Lowe's Companies, Inc. .....................................      3,060,900
   186,853   Tiffany & Company...........................................      4,467,655
                                                                            ------------
                                                                               7,528,555
                                                                            ------------
             TELECOMMUNICATIONS SERVICES -- 2.4%
   211,630   Nextel Communications, Inc., Class A++......................      2,444,327
                                                                            ------------
             TOTAL COMMON STOCKS
               (Cost $93,043,192)........................................     94,758,966
                                                                            ------------
             PREFERRED STOCKS -- 1.5%
               (Cost $1,360,385)
             AUTOMOTIVE -- 1.5%
     3,640   Porsche AG##(a).............................................      1,512,688
                                                                            ------------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 4.6%
               (Cost $4,699,902)
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 4.6%
$4,700,000   Discount note 01/02/03......................................      4,699,804
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002

  SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             INVESTMENT COMPANIES -- 3.7%
               (Cost $3,796,357)
 3,796,357   Nations Cash Reserves, Capital Class Shares#................      3,796,357
                                                                            ------------
             TOTAL INVESTMENTS
               (Cost $102,899,836*)............................   103.2%     104,767,815
                                                                            ------------
             OTHER ASSETS AND LIABILITIES (NET)................    (3.2)%
             Cash........................................................   $        486
             Receivable for investment securities sold...................        643,987
             Receivable for Fund shares sold.............................        287,019
             Dividends receivable........................................         24,115
             Interest receivable.........................................          1,988
             Unamortized organization costs..............................            903
             Collateral on securities loaned.............................     (3,767,357)
             Payable for Fund shares redeemed............................        (50,814)
             Investment advisory fee payable.............................        (65,697)
             Administration fee payable..................................        (20,147)
             Payable for investment securities purchased.................       (203,393)
             Accrued Trustees' fees and expenses.........................        (38,974)
             Accrued expenses and other liabilities......................        (63,880)
                                                                            ------------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................     (3,251,764)
                                                                            ------------
             NET ASSETS........................................   100.0%    $101,516,051
                                                                            ============

                                                                                VALUE
-----------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold...........   $(39,138,688)
             Net unrealized appreciation of investments and foreign
               currency translations.....................................      1,868,119
             Paid-in capital.............................................    138,786,620
                                                                            ------------
             NET ASSETS..................................................   $101,516,051
                                                                            ============
             Net asset value per share ($101,516,051 / 8,915,125 shares
               of common stock outstanding)..............................         $11.39
                                                                            ============

---------------

 *Federal income tax information (see Note 8).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $3,767,357.

##All or a portion of security was on loan at December 31, 2002. The aggregate cost and market value of securities on loan at December 31 2002 is $4,832,007 and $3,602,150, respectively.

(a)
  Foreign security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


 SHARES                                                                       VALUE
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 85.5%
            AEROSPACE AND DEFENSE -- 2.2%
   2,122    Lockheed Martin Corporation.................................   $   122,546
                                                                           -----------
            AIRLINES -- 2.3%
   3,234    Ryanair Holdings plc, ADR!!##...............................       126,643
                                                                           -----------
            AUTOMOTIVE -- 2.3%
   4,106    Bayerische Motoren Werke (BMW) AG(a)........................       124,744
                                                                           -----------
            BROADCASTING AND CABLE -- 7.4%
   3,358    Clear Channel Communications, Inc.!!........................       125,220
   5,928    Cox Communications, Inc., Class A!!##.......................       168,356
   2,798    Viacom Inc., Class B!!......................................       114,046
                                                                           -----------
                                                                               407,622
                                                                           -----------
            COMMERCIAL BANKING -- 2.3%
   3,658    Citigroup Inc. .............................................       128,725
                                                                           -----------
            CONSUMER CREDIT AND MORTGAGES -- 4.1%
   3,532    Fannie Mae..................................................       227,214
                                                                           -----------
            DEPARTMENT AND DISCOUNT STORES -- 2.2%
   2,392    Wal-Mart Stores, Inc. ......................................       120,820
                                                                           -----------
            DIVERSIFIED ELECTRONICS -- 3.0%
   2,616    Analogic Corporation........................................       131,553
   1,426    Leapfrog Enterprises Inc!!##................................        35,864
                                                                           -----------
                                                                               167,417
                                                                           -----------
            FINANCE -- MISCELLANEOUS -- 8.8%
   4,300    Chicago Mercantile Exchange##...............................       187,738
   2,900    SLM Corporation.............................................       301,194
                                                                           -----------
                                                                               488,932
                                                                           -----------
            HEALTH SERVICES -- 11.6%
   6,774    HCA Inc. ...................................................       281,121
   4,240    UnitedHealth Group Inc. ....................................       354,040
                                                                           -----------
                                                                               635,161
                                                                           -----------
            HOUSEHOLD PRODUCTS -- 1.4%
     914    Procter & Gamble Company....................................        78,549
                                                                           -----------
            HOUSING AND FURNISHING -- 5.1%
   6,017    Aaon, Inc.!!................................................       110,893
   1,378    Lennar Corporation..........................................        71,105
   2,663    M.D.C. Holdings, Inc. ......................................       101,886
                                                                           -----------
                                                                               283,884
                                                                           -----------

 SHARES                                                                       VALUE
--------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- 1.3%
   1,363    Lehman Brothers Holdings Inc. ..............................   $    72,634
                                                                           -----------
            LODGING AND RECREATION -- 1.6%
   3,142    Four Seasons Hotels Inc. ...................................        88,762
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.3%
   5,046    InterMune Inc.!!............................................       128,723
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 6.8%
  14,404    Cisco Systems, Inc.!!.......................................       188,692
   5,172    QUALCOMM Inc.!!.............................................       188,209
                                                                           -----------
                                                                               376,901
                                                                           -----------
            PHARMACEUTICALS -- 7.3%
   3,238    Genentech, Inc.!!...........................................       107,372
   5,168    Genzyme Corporation!!.......................................       152,817
   2,374    IDEC Pharmaceuticals Corporation!!##........................        78,746
   6,932    Inspire Pharmaceuticals Inc.!!..............................        64,745
                                                                           -----------
                                                                               403,680
                                                                           -----------
            SOFTWARE -- 7.7%
   6,468    BEA Systems, Inc.!!.........................................        74,188
   2,596    Electronic Arts Inc.!!......................................       129,203
   4,280    Microsoft Corporation!!.....................................       221,276
                                                                           -----------
                                                                               424,667
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 3.6%
  17,174    Nextel Communications, Inc., Class A!!......................       198,360
                                                                           -----------
            UTILITIES -- MISCELLANEOUS -- 2.2%
   5,968    Philadelphia Suburban Corporation...........................       122,941
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $4,513,725).........................................     4,728,925
                                                                           -----------
            PREFERRED STOCKS -- 1.1% (Cost $62,621)
            AUTOMOTIVE -- 1.1%
     150    Porsche AG(a)...............................................        62,336
                                                                           -----------
PRINCIPAL
 AMOUNT
---------
            SHORT TERM INVESTMENTS -- 10.9% (Cost $599,988)
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 10.9%
$600,000    Discount note 01/02/03......................................       599,975
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


 SHARES                                                                       VALUE
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 12.7%
              (Cost $700,538)
 700,538    Nations Cash Reserves, Capital Class Shares#................   $   700,538
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $5,876,872*)..............................     110.2%    6,091,774
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................     (10.2)%
            Cash........................................................   $       866
            Receivable for Fund shares sold.............................       107,274
            Dividends receivable........................................           544
            Interest receivable.........................................            77
            Unamortized organization costs..............................           920
            Collateral on securities loaned.............................      (604,538)
            Payable for Fund shares redeemed............................        (1,147)
            Administration fee payable..................................        (1,050)
            Accrued Trustees' fees and expenses.........................       (39,039)
            Accrued expenses and other liabilities......................       (28,945)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (565,038)
                                                                           -----------
            NET ASSETS........................................     100.0%  $ 5,526,736
                                                                           ===========
            NET ASSETS CONSIST OF:
            Accumulated net investment loss.............................   $       (52)
            Accumulated net realized loss on investments sold...........    (3,058,813)
            Net unrealized appreciation of investments..................       214,902
            Paid-in capital.............................................     8,370,699
                                                                           -----------
            NET ASSETS..................................................   $ 5,526,736
                                                                           ===========
            Net asset value per share ($5,526,736 / 968,252 shares of
              common stock outstanding).................................         $5.71
                                                                           ===========

---------------

 *Federal income tax information (see Note 8).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $604,538.

##All or a portion of security was on loan at December 31, 2002. The aggregate cost and market value of securities on loan at December 31, 2002 is $639,599 and $597,346 respectively.

(a)
  Foreign security.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 97.2%
             AEROSPACE AND DEFENSE -- 4.2%
    11,553   General Dynamics Corporation................................   $    916,962
    25,906   Lockheed Martin Corporation.................................      1,496,071
                                                                            ------------
                                                                               2,413,033
                                                                            ------------
             AIRLINES -- 1.9%
    27,059   Ryanair Holdings plc, ADR!!##...............................      1,059,630
                                                                            ------------
             AUTOMOTIVE -- 2.9%
    55,006   Bayerische Motoren Werke (BMW) AG(a)........................      1,671,134
                                                                            ------------
             BEVERAGES -- 3.2%
    12,890   Anheuser-Busch Companies, Inc. .............................        623,876
     9,134   Heineken NV.................................................        356,580
    20,300   PepsiCo, Inc. ..............................................        857,066
                                                                            ------------
                                                                               1,837,522
                                                                            ------------
             BROADCASTING AND CABLE -- 4.6%
    25,962   Clear Channel Communications, Inc.!!........................        968,123
    40,450   Viacom Inc., Class B!!......................................      1,648,742
                                                                            ------------
                                                                               2,616,865
                                                                            ------------
             COMMERCIAL BANKING -- 3.6%
     7,916   Citigroup Inc. .............................................        278,564
    39,914   J.P. Morgan Chase & Company.................................        957,936
    17,802   Wells Fargo & Company.......................................        834,380
                                                                            ------------
                                                                               2,070,880
                                                                            ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 2.0%
    42,054   Dell Computer Corporation!!.................................      1,124,524
                                                                            ------------
             CONSTRUCTION -- 0.2%
     3,166   Jacobs Engineering Group Inc.!!.............................        112,710
                                                                            ------------
             CONSUMER CREDIT AND MORTGAGES -- 2.2%
    19,634   Fannie Mae..................................................      1,263,055
                                                                            ------------
             DEPARTMENT AND DISCOUNT STORES -- 3.0%
    33,900   Wal-Mart Stores, Inc. ......................................      1,712,289
                                                                            ------------
             FINANCE -- MISCELLANEOUS -- 7.2%
    39,378   SLM Corporation.............................................      4,089,799
                                                                            ------------
             FOOD PRODUCTS -- 3.0%
    44,596   Kraft Foods, Inc.##.........................................      1,736,122
                                                                            ------------
             HEALTH SERVICES -- 12.5%
    32,792   HCA Inc. ...................................................      1,360,868
    34,632   Quest Diagnostics Inc.!!....................................      1,970,561
    45,472   UnitedHealth Group Inc. ....................................      3,796,913
                                                                            ------------
                                                                               7,128,342
                                                                            ------------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS -- 4.5%
    16,546   Colgate-Palmolive Company...................................   $    867,507
    19,718   Procter & Gamble Company....................................      1,694,565
                                                                            ------------
                                                                               2,562,072
                                                                            ------------
             HOUSING AND FURNISHING -- 4.0%
    28,497   D.R. Horton, Inc. ..........................................        494,423
    21,838   Lennar Corporation..........................................      1,126,841
    16,531   M.D.C. Holdings, Inc. ......................................        632,476
                                                                            ------------
                                                                               2,253,740
                                                                            ------------
             INVESTMENT SERVICES -- 2.0%
    21,712   Lehman Brothers Holdings Inc. ..............................      1,157,032
                                                                            ------------
             LODGING AND RECREATION -- 3.7%
    20,027   Four Seasons Hotels Inc.##..................................        565,763
     6,302   Harley-Davidson, Inc. ......................................        291,152
    25,956   MGM Mirage Inc.!!...........................................        855,769
    32,000   Wynn Resorts, Ltd.!!........................................        419,520
                                                                            ------------
                                                                               2,132,204
                                                                            ------------
             MEDICAL DEVICES AND SUPPLIES -- 3.9%
    19,018   Johnson & Johnson...........................................      1,021,457
    29,220   Zimmer Holdings, Inc.!!.....................................      1,213,214
                                                                            ------------
                                                                               2,234,671
                                                                            ------------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 6.4%
    96,254   Cisco Systems, Inc.!!.......................................      1,260,927
    59,070   Nokia Corporation...........................................        915,585
    39,674   QUALCOMM Inc.!!.............................................      1,443,737
                                                                            ------------
                                                                               3,620,249
                                                                            ------------
             PHARMACEUTICALS -- 4.9%
    40,238   Amgen Inc.!!................................................      1,945,105
     1,902   Forest Laboratories, Inc.!!.................................        186,814
    19,830   IDEC Pharmaceuticals Corporation!!##........................        657,761
                                                                            ------------
                                                                               2,789,680
                                                                            ------------
             RAILROADS, TRUCKING AND SHIPPING -- 2.4%
    24,836   FedEx Corporation...........................................      1,346,608
                                                                            ------------
             RESTAURANTS -- 0.8%
    21,254   Starbucks Corporation!!.....................................        433,157
                                                                            ------------
             SOFTWARE -- 3.9%
    19,036   Electronic Arts Inc.!!......................................        947,422
    24,840   Microsoft Corporation!!.....................................      1,284,228
                                                                            ------------
                                                                               2,231,650
                                                                            ------------
             SPECIALTY STORES -- 8.0%
    28,614   Bed Bath & Beyond Inc.!!....................................        988,041
    45,870   Lowe's Companies, Inc. .....................................      1,720,125
    76,311   Tiffany & Company...........................................      1,824,596
                                                                            ------------
                                                                               4,532,762
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- 2.2%
   107,328   Nextel Communications, Inc., Class A++......................   $  1,239,638
                                                                            ------------
             TOTAL COMMON STOCKS
               (Cost $53,332,932)........................................     55,369,368
                                                                            ------------
PRINCIPAL
  AMOUNT
  ------
             CORPORATE BONDS AND NOTES -- 0.2%
               (Cost $97,751)
             HOUSING AND FURNISHING -- 0.2%
$  100,000   M.D.C. Holdings, Inc.,
               8.375% 02/01/08...........................................        103,500
                                                                            ------------
  SHARES
----------
             PREFERRED STOCKS -- 1.6%
               (Cost $786,400)
             AUTOMOTIVE -- 1.6%
     2,174   Porsche AG##(a).............................................        903,457
                                                                            ------------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 0.5% (Cost $299,994)
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.5%
$  300,000   Discount note 01/02/03......................................        299,988
                                                                            ------------
  SHARES
----------
             INVESTMENT COMPANIES -- 8.8%
               (Cost $5,011,449)
 5,011,449   Nations Cash Reserves, Capital Class Shares#................      5,011,449
                                                                            ------------
             TOTAL INVESTMENTS
               (Cost $59,528,526*).............................   108.3%      61,687,762
                                                                            ------------
             OTHER ASSETS AND
               LIABILITIES (NET)...............................    (8.3)%
             Cash........................................................   $        971
             Receivable for investment securities sold...................        261,020
             Receivable for Fund shares sold.............................        170,944
             Dividends receivable........................................         18,557
             Interest receivable.........................................          4,803
             Unamortized organization costs..............................            903
             Collateral on securities loaned.............................     (4,932,449)
             Payable for Fund shares redeemed............................        (13,890)
             Investment advisory fee payable.............................        (36,805)
             Administration fee payable..................................        (11,288)
             Payable for investment securities purchased.................       (114,143)
             Accrued Trustees' fees and expenses.........................        (39,033)
             Accrued expenses and other liabilities......................        (49,703)
                                                                            ------------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET).........................................     (4,740,113)
                                                                            ------------
             NET ASSETS........................................   100.0%    $ 56,947,649
                                                                            ============

                                                                               VALUE
----------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold...........   $(22,136,343)
             Net unrealized appreciation of investments and foreign
               currency translations.....................................      2,159,395
             Paid-in capital.............................................     76,924,597
                                                                            ------------
             NET ASSETS..................................................   $ 56,947,649
                                                                            ============
             Net asset value per share
             ($56,947,649 / 5,046,477 shares of
               common stock outstanding).................................         $11.28
                                                                            ============

---------------

 *Federal income tax information (see Note 8).

 ++
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $4,932,449.

##All or a portion of security was on loan at December 31, 2002. The aggregate cost and market value of securities on loan at December 31, 2002 is $4,613,204 and $4,793,733, respectively.

(a)
  Foreign security.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 85.7%
             AEROSPACE AND DEFENSE -- 0.6%
     3,045   Rockwell Collins, Inc. .....................................   $    70,827
                                                                            -----------
             AUTOMOTIVE -- 0.5%
     3,350   Carmax Inc.++...............................................        59,898
                                                                            -----------
             BEVERAGES -- 1.0%
     4,680   Pepsi Bottling Group, Inc. .................................       120,276
                                                                            -----------
             BROADCASTING AND CABLE -- 2.2%
     3,990   Adelphia Communications Corporation, Class A++..............           339
    12,875   Charter Communications, Inc., Class A++.....................        15,193
     9,555   Radio One, Inc., Class D++..................................       137,878
     5,305   Univision Communications, Inc.,
               Class A++.................................................       129,973
                                                                            -----------
                                                                                283,383
                                                                            -----------
             BUILDING MATERIALS -- 1.0%
     1,855   American Standard Companies Inc.++..........................       131,965
                                                                            -----------
             CHEMICALS -- BASIC -- 2.2%
     1,925   Air Products and Chemicals, Inc. ...........................        82,294
     1,330   Avery Dennison Corporation..................................        81,236
     2,194   Ecolab, Inc. ...............................................       108,603
                                                                            -----------
                                                                                272,133
                                                                            -----------
             COMMERCIAL BANKING -- 2.4%
     5,267   Charter One Financial, Inc. ................................       151,321
     3,540   Commerce Bancorp, Inc. .....................................       152,893
                                                                            -----------
                                                                                304,214
                                                                            -----------
             COMMERCIAL SERVICES -- 1.0%
     4,021   Manpower Inc. ..............................................       128,270
                                                                            -----------
             COMPUTER SERVICES -- 4.3%
     9,185   Concord EFS, Inc.++.........................................       144,572
     8,810   Convergys Corporation++.....................................       133,472
    12,430   CSG Systems International, Inc.++...........................       169,669
     5,195   Internet Security Systems, Inc.++...........................        95,224
                                                                            -----------
                                                                                542,937
                                                                            -----------
             CONGLOMERATES -- 1.6%
     4,145   Pentair, Inc. ..............................................       143,210
     1,635   SPX Corporation++...........................................        61,231
                                                                            -----------
                                                                                204,441
                                                                            -----------
             CONSTRUCTION -- 1.1%
     3,830   Jacobs Engineering Group Inc.++.............................       136,348
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 0.4%
     6,975   AmeriCredit Corporation++...................................        53,987
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             DEPARTMENT AND DISCOUNT STORES -- 0.7%
     1,505   Kohl's Corporation++........................................   $    84,205
                                                                            -----------
             DIVERSIFIED ELECTRONICS -- 2.7%
     4,445   Amphenol Corporation, Class A++.............................       168,910
    20,495   Symbol Technologies, Inc. ..................................       168,469
                                                                            -----------
                                                                                337,379
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 1.0%
     3,610   Kennametal Inc. ............................................       124,473
                                                                            -----------
             ELECTRICAL EQUIPMENT -- 0.3%
     2,480   Celestica Inc.++............................................        34,968
                                                                            -----------
             EXPLORATION AND PRODUCTION -- 0.7%
     2,230   EOG Resources, Inc. ........................................        89,022
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 1.4%
     2,025   Affiliated Managers Group, Inc.++...........................       101,858
     1,755   H & R Block, Inc. ..........................................        70,551
                                                                            -----------
                                                                                172,409
                                                                            -----------
             HEALTH SERVICES -- 8.3%
     4,785   Community Health Systems++..................................        98,523
     4,795   Express Scripts, Inc.++.....................................       230,351
     5,195   First Health Group Corporation++............................       126,498
    12,060   Health Management Associates, Inc., Class A.................       215,873
     3,595   Health Net Inc.++...........................................        94,908
     3,575   HEALTHSOUTH Corporation++...................................        15,015
     4,735   Lincare Holdings Inc.++.....................................       149,721
     2,375   Quest Diagnostics Inc.++....................................       135,138
                                                                            -----------
                                                                              1,066,027
                                                                            -----------
             HOUSING AND FURNISHING -- 0.9%
     2,100   Masco Corporation...........................................        44,205
     1,290   Mohawk Industries Inc.++....................................        73,466
                                                                            -----------
                                                                                117,671
                                                                            -----------
             INSURANCE -- 3.2%
     3,400   Ace Ltd.....................................................        99,756
     3,290   Ambac Financial Group, Inc. ................................       185,030
     4,150   Arthur J. Gallagher & Company...............................       121,927
                                                                            -----------
                                                                                406,713
                                                                            -----------
             INTEGRATED OIL -- 0.9%
     2,100   Apache Corporation..........................................       119,679
                                                                            -----------
             INVESTMENT SERVICES -- 2.0%
     5,205   Legg Mason, Inc. ...........................................       252,651
                                                                            -----------
             LODGING AND RECREATION -- 1.6%
    12,685   Park Place Entertainment Corporation++......................       106,554
     4,160   Starwood Hotels & Resorts Worldwide, Inc. ..................        98,758
                                                                            -----------
                                                                                205,312
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             MEDICAL DEVICES AND SUPPLIES -- 2.8%
     5,850   Biomet, Inc. ...............................................   $   167,661
     3,725   DENTSPLY International Inc. ................................       138,570
     6,290   Inhale Therapeutic Systems, Inc.++..........................        50,823
                                                                            -----------
                                                                                357,054
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.3%
     4,245   Comverse Technology, Inc.++.................................        42,535
    11,505   Tekelec++...................................................       120,227
                                                                            -----------
                                                                                162,762
                                                                            -----------
             OIL REFINING AND MARKETING -- 0.8%
     2,840   Noble Corporation++.........................................        99,826
                                                                            -----------
             OILFIELD SERVICES -- 5.9%
     3,800   BJ Services Company++.......................................       122,778
     3,920   ENSCO International Inc. ...................................       115,444
     4,795   GlobalSantaFe Corporation...................................       116,614
     6,375   Grant Prideco Inc.++........................................        74,205
     3,260   Nabors Industries, Ltd.++...................................       114,980
     3,720   National-Oilwell, Inc.++....................................        81,245
     3,540   Smith International, Inc.++.................................       115,475
                                                                            -----------
                                                                                740,741
                                                                            -----------
             PHARMACEUTICALS -- 8.2%
     2,810   Barr Laboratories, Inc.++...................................       182,902
     4,560   Biovail Corporation++.......................................       120,430
     3,345   Gilead Sciences, Inc.++.....................................       113,730
     2,815   IDEC Pharmaceuticals Corporation++..........................        93,374
     2,625   MedImmune, Inc.++...........................................        71,321
    10,240   Millennium Pharmaceuticals, Inc.++..........................        81,306
     5,190   Myriad Genetics, Inc.++.....................................        75,774
     6,950   Shire Pharmaceuticals Group plc, ADR++......................       131,285
     4,325   Taro Pharmaceutical Industries Ltd.++.......................       162,619
                                                                            -----------
                                                                              1,032,741
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 1.2%
     4,510   Lamar Advertising Company++.................................       151,762
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 1.0%
     3,780   Expeditors International of
               Washington, Inc. .........................................       123,417
                                                                            -----------
             RESTAURANTS -- 0.9%
     5,745   Darden Restaurants, Inc. ...................................       117,485
                                                                            -----------
             SEMICONDUCTORS -- 6.5%
     4,555   Altera Corporation++........................................        56,163
     2,050   Analog Devices, Inc.++......................................        48,934
     5,255   Broadcom Corporation, Class A++.............................        79,140
     4,175   Linear Technology Corporation...............................       107,381
     3,675   Maxim Integrated Products, Inc. ............................       121,422
     4,325   MKS Instruments Inc.++......................................        71,060
     5,410   Novellus Systems, Inc.++....................................       151,912
     9,110   RF Micro Devices, Inc.++....................................        66,776
     4,690   Teradyne, Inc.++............................................        61,017
     2,605   Xilinx, Inc.++..............................................        53,663
                                                                            -----------
                                                                                817,468
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             SOFTWARE -- 8.2%
     4,170   Affiliated Computer Services, Inc., Class A++...............   $   219,550
    10,880   BEA Systems, Inc.++.........................................       124,794
    15,000   Citrix Systems, Inc.++......................................       184,799
     1,100   Electronic Arts Inc.++......................................        54,747
     3,905   Intuit Inc.++...............................................       183,222
     6,975   Network Associates, Inc.++..................................       112,228
    12,720   Quest Software, Inc.++......................................       131,143
     4,585   Siebel Systems, Inc.++......................................        34,296
                                                                            -----------
                                                                              1,044,779
                                                                            -----------
             SPECIALTY STORES -- 5.3%
     5,135   Bed Bath & Beyond Inc.++....................................       177,312
    12,400   Circuit City Stores - Circuit City Group....................        92,008
     7,410   Limited Brands..............................................       103,221
     3,545   Ross Stores, Inc. ..........................................       150,273
     6,375   Tiffany & Company...........................................       152,426
                                                                            -----------
                                                                                675,240
                                                                            -----------
             TOBACCO -- 0.7%
     1,990   R.J. Reynolds Tobacco Holdings, Inc. .......................        83,799
                                                                            -----------
             UTILITIES -- MISCELLANEOUS -- 0.9%
     5,243   Republic Services, Inc.++...................................       109,998
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $12,302,148)........................................    10,836,260
                                                                            -----------
             INVESTMENT COMPANIES -- 14.0%
     1,400   iShares Nasdaq Biotechnology Index Fund.....................        69,090
     6,725   iShares Russell Midcap Growth Index Fund....................       347,683
 1,260,400   Nations Cash Reserves, Capital Class Shares#................     1,260,400
     1,185   S&P Mid-Cap 400 Depositary Receipts.........................        93,200
                                                                            -----------
             TOTAL INVESTMENT COMPANIES
               (Cost $1,767,469).........................................     1,770,373
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


                                                                               VALUE
----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $14,069,617*).............................    99.7%    $12,606,633
                                                                            -----------
             OTHER ASSETS AND
               LIABILITIES (NET)...............................     0.3%
             Cash........................................................   $       852
             Receivable for Fund shares sold.............................        70,540
             Dividends receivable........................................        10,721
             Payable for Fund shares redeemed............................        (5,402)
             Investment advisory fee payable.............................        (2,459)
             Administration fee payable..................................        (2,342)
             Accrued Trustees' fees and expenses.........................       (11,305)
             Accrued expenses and other liabilities......................       (25,962)
                                                                            -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET).........................................        34,643
                                                                            -----------
             NET ASSETS........................................   100.0%    $12,641,276
                                                                            ===========
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold...........   $(1,233,671)
             Net unrealized depreciation of investments..................    (1,462,984)
             Paid-in capital.............................................    15,337,931
                                                                            -----------
             NET ASSETS..................................................   $12,641,276
                                                                            ===========
             Net asset value per share ($12,641,276 / 2,268,847 shares of
               common stock outstanding).................................         $5.57
                                                                            ===========

---------------

 *Federal income tax information (see Note 8).

 ++
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2002


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 2.3%
            BROADCASTING AND CABLE -- 0.0%+
    1,205   Charter Communications, Inc., Class A++##...................   $     1,422
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.0%+
  120,000   AES Corporation(a)(f).......................................         2,160
                                                                           -----------
            FOOD PRODUCTS -- 0.1%
    2,235   Chiquita Brands International, Inc.++.......................        29,636
                                                                           -----------
            HEALTH SERVICES -- 0.4%
    5,935   Apria Healthcare Group Inc.++...............................       131,994
                                                                           -----------
            METALS AND MINING -- 0.3%
      777   Joy Global Inc.++...........................................         8,749
    9,215   Placer Dome Inc.##..........................................       105,973
                                                                           -----------
                                                                               114,722
                                                                           -----------
            PACKAGING AND CONTAINERS -- 0.2%
    4,000   Owens-Illinois, Inc.++......................................        58,320
                                                                           -----------
            PAPER AND FOREST PRODUCTS -- 0.2%
    8,000   Abitibi-Consolidated Inc. ..................................        61,680
                                                                           -----------
            STEEL -- 0.1%
   11,288   Algoma Steel Inc.++(g)......................................        23,936
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 1.0%
    2,350   BellSouth Corporation.......................................        60,795
    2,758   Call-Net Enterprises, Inc., Class B++.......................         1,710
    5,619   Globix Corporation++(f).....................................         5,619
   28,615   Minorplanet Systems USA, Inc.++.............................        24,609
   15,061   NII Holdings, Inc., Class B++(f)............................       176,966
    2,300   SBC Communications Inc. ....................................        62,353
    1,800   Verizon Communications Inc. ................................        69,750
                                                                           -----------
                                                                               401,802
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $833,437)...........................................       825,672
                                                                           -----------
PRINCIPAL
 AMOUNT
---------
            CONVERTIBLE BONDS AND NOTES -- 6.0%
            BROADCASTING AND CABLE -- 0.4%
$ 170,000   Adelphia Communications Corporation, Class A,
              6.000% 02/15/06(b)........................................        14,025
  315,000   Cox Communications, Inc., Class A, 0.426% 04/19/20..........       143,325
                                                                           -----------
                                                                               157,350
                                                                           -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
  110,000   Quantum Corporation,
              7.000% 08/01/04...........................................        97,350
                                                                           -----------
            CONSTRUCTION -- 0.2%
  100,000   Shaw Group Inc.,
              2.971%*** 05/01/21........................................        57,250
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 0.3%
$ 120,000   Providian Financial Corporation,
              3.250% 08/15/05...........................................   $    89,250
                                                                           -----------
            HEALTH SERVICES -- 0.4%
   60,000   CuraGen Corporation,
              6.000% 02/02/07...........................................        38,175
   55,000   Incyte Genomics, Inc.,
              5.500% 02/01/07...........................................        38,019
   90,000   QuadraMed Corporation,
              5.250% 05/01/05...........................................        54,562
                                                                           -----------
                                                                               130,756
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.4%
  190,000   Brocade Communications Systems, Inc.,
              2.000% 01/01/07...........................................       133,238
  145,000   CIENA Corporation,
              3.750% 02/01/08...........................................       100,775
   70,000   Comverse Technology, Inc.,
              1.500% 12/01/05...........................................        58,888
  180,000   Juniper Networks, Inc.,
              4.750% 03/15/07...........................................       139,499
   80,000   Riverstone Networks, Inc.,
              3.750% 12/01/06@..........................................        53,900
                                                                           -----------
                                                                               486,300
                                                                           -----------
            OILFIELD SERVICES -- 0.2%
   90,000   Parker Drilling Company,
              5.500% 08/01/04...........................................        83,588
                                                                           -----------
            PHARMACEUTICALS -- 0.8%
  200,000   ICN Pharmaceuticals, Inc.,
              6.500% 07/15/08...........................................       161,500
  160,000   Vertex Pharmaceuticals, Inc.,
              5.000% 09/19/07...........................................       119,800
                                                                           -----------
                                                                               281,300
                                                                           -----------
            PUBLISHING AND ADVERTISING -- 0.2%
   75,000   Interpublic Group of Companies, Inc.,
              1.800% 09/16/04...........................................        65,344
                                                                           -----------
            SEMICONDUCTORS -- 1.5%
  165,000   Advanced Micro Devices, Inc.,
              4.750% 02/01/22##.........................................       102,713
  400,000   LSI Logic Corporation,
              4.000% 02/15/05##.........................................       355,999
   95,000   PMC-Sierra, Inc.,
              3.750% 08/15/06##.........................................        71,250
   50,000   Vitesse Semiconductor Corporation,
              4.000% 03/15/05##.........................................        41,750
                                                                           -----------
                                                                               571,712
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 0.3%
  296,350   At Home Corporation,
              4.750% 12/15/06(b)(c).....................................        40,007
   90,000   PTEK Holdings, Inc.,
              5.750% 07/01/04...........................................        78,300
                                                                           -----------
                                                                               118,307
                                                                           -----------
            TOTAL CONVERTIBLE BONDS AND NOTES (Cost $2,283,117).........     2,138,507
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002

 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS -- 0.4%
            AEROSPACE AND DEFENSE -- 0.2%
    1,750   Titan Capital Trust.........................................   $    76,563
                                                                           -----------
            NATURAL GAS DISTRIBUTION -- 0.2%
    4,280   El Paso Energy Capital Trust I..............................        77,896
                                                                           -----------
            TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $221,938)..........       154,459
                                                                           -----------
PRINCIPAL
 AMOUNT
---------
            CORPORATE BONDS AND NOTES -- 73.3%
            AEROSPACE AND DEFENSE -- 1.4%
$ 195,000   K & F Industries Inc.,
              9.625% 12/15/10@..........................................       198,413
  185,000   Sequa Corporation,
              9.000% 08/01/09...........................................       177,600
  110,000   Sequa Corporation, Series B,
              8.875% 04/01/08...........................................       105,050
                                                                           -----------
                                                                               481,063
                                                                           -----------
            AIRLINES -- 2.8%
   90,709   American Airlines, Inc.,
              7.377% 05/23/19...........................................        62,830
   50,000   Delta Air Lines, Inc.,
              10.375% 12/15/22..........................................        32,500
  440,000   Delta Air Lines, Inc.,
              8.300% 12/15/29...........................................       259,600
  125,000   Delta Air Lines, Inc., Series C,
              6.650% 03/15/04##.........................................       105,000
  235,000   Northwest Airlines Inc.,
              8.375% 03/15/04...........................................       197,400
  250,000   Northwest Airlines Inc.,
              8.520% 04/07/04##.........................................       211,250
  120,000   Northwest Airlines Inc.,
              9.875% 03/15/07...........................................        76,800
   79,942   Northwest Airlines Inc., Series 2001, Class C,
              7.626% 04/01/10...........................................        50,752
                                                                           -----------
                                                                               996,132
                                                                           -----------
            AUTOMOTIVE -- 0.4%
  345,000   Hayes Lemmerz International, Inc., Series B
              9.125% 07/15/07(b)(c).....................................         7,763
  180,000   Mark IV Industries, Inc.,
              7.500% 09/01/07...........................................       144,000
                                                                           -----------
                                                                               151,763
                                                                           -----------
            BROADCASTING AND CABLE -- 6.1%
   15,000   Adelphia Communications Corporation, Class A,
              9.250% 10/01/49(b)........................................         5,550
   90,000   Adelphia Communications Corporation, Class A,
              10.250% 11/01/06##(b).....................................        33,750
  135,000   Adelphia Communications Corporation, Class A,
              10.250% 06/15/11(b).......................................        51,975
  220,000   Belo Corporation, Class A,
              8.000% 11/01/08...........................................       251,878
  120,000   Charter Communications Holdings LLC,
              8.625% 04/01/09##.........................................        53,400

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$  25,000   Charter Communications Holdings LLC,
              9.625% 11/15/09...........................................   $    11,125
   35,000   Charter Communications Holdings LLC,
              10.250% 01/15/10..........................................        15,575
   65,000   Charter Communications Holdings LLC,
              10.000% 05/15/11..........................................        28,925
  115,000   Charter Communications Holdings LLC,
              (0.000)% due 05/15/11
              11.750% beginning 05/15/06................................        28,750
   25,000   Comcast Cable Communications, Inc.,
              8.125% 05/01/04...........................................        26,332
   25,000   Comcast Cable Communications, Inc.,
              6.200% 11/15/08...........................................        25,884
  170,000   Comcast Corporation,
              8.875% 04/01/07...........................................       181,583
   65,000   Continental Cablevision, Inc.,
              8.625% 08/15/03...........................................        66,608
   15,000   Continental Cablevision, Inc.,
              8.875% 09/15/05...........................................        16,326
   55,000   Continental Cablevision, Inc.,
              9.000% 09/01/08...........................................        62,708
   70,000   Frontiervision Operating Partners LP,
              11.000% 10/15/06##(b).....................................        54,950
  215,000   Frontiervision Operating Partners LP,
              11.875% 09/15/07##(b).....................................       120,400
   45,000   Frontiervision Operating Partners LP, Series B,
              11.875% 09/15/07(b).......................................        25,200
  105,000   Liberty Media Corporation, Class A,
              8.250% 02/01/30##.........................................       110,431
   50,000   LIN Television Corporation,
              8.000% 01/15/08...........................................        52,938
  120,000   NTL Communications Corporation, Series B,
              11.875% 10/01/10##(b).....................................        11,400
   30,000   NTL Inc., Series B,
              11.500% 02/01/06(b).......................................         2,850
  390,000   Paxon Communications Corporation,
              (0.000)% due 01/15/09
              12.250% beginning 01/15/06(d).............................       247,650
  160,000   Radio Unica Corporation,
              11.750% 08/01/06..........................................        82,600
  105,000   Renaissance Media Group LLC,
              (0.000)% due 04/15/08
              10.000% beginning 4/15/03.................................        82,950
   30,000   Time Warner Entertainment Company LP,
              7.250% 09/01/08...........................................        32,542
  255,000   Time Warner Entertainment Company LP,
              8.375% 03/15/23...........................................       286,948
   10,000   Time Warner Entertainment Company LP,
              8.375% 07/15/33...........................................        11,323
  120,000   Time Warner Inc.,
              6.625% 05/15/29...........................................       110,331
  210,000   UIH Australia/Pacific Inc., Series B,
              14.000% 05/15/06(b).......................................        10,500
                                                                           -----------
                                                                             2,103,382
                                                                           -----------
            CHEMICALS -- BASIC -- 0.7%
  240,000   Terra Capital Inc.,
              12.875% 10/15/08..........................................       258,000
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- 2.1%
$ 240,000   Equistar Chemicals, LP,
              7.550% 02/15/26...........................................   $   184,800
  150,000   FMC Corporation,
              10.250% 11/01/09@##.......................................       162,000
   65,000   General Chemical Industrial Products,
              10.625% 05/01/09##........................................        40,950
  115,000   Huntsman International LLC,
              9.875% 03/01/09...........................................       115,000
  120,000   Millennium America Inc.,
              7.625% 11/15/26...........................................        99,750
  175,000   Sovereign Specialty Chemicals, Inc.,
              11.875% 03/15/10..........................................       157,500
                                                                           -----------
                                                                               760,000
                                                                           -----------
            COMMERCIAL SERVICES -- 0.9%
  235,000   Protection One, Inc.,
              7.375% 08/15/05...........................................       192,700
  120,000   Synagro Technologies, Inc.,
              9.500% 04/01/09...........................................       125,100
                                                                           -----------
                                                                               317,800
                                                                           -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.9%
  220,000   Unisys Corporation,
              7.250% 01/15/05...........................................       222,200
   60,000   Unisys Corporation,
              8.125% 06/01/06...........................................        62,550
  310,000   Xerox Corporation,
              5.500% 11/15/03##.........................................       302,250
   20,000   Xerox Corporation, MTN,
              5.250% 12/15/03...........................................        19,350
   80,000   Xerox Corporation,
              9.750% 01/15/09@##........................................        76,800
                                                                           -----------
                                                                               683,150
                                                                           -----------
            CONSTRUCTION -- 0.6%
  230,000   URS Corporation,
              11.500% 09/15/09@.........................................       204,700
                                                                           -----------
            CONSUMER SERVICES -- 1.5%
  190,000   Alderwoods Group, Inc.,
              11.000% 01/02/07..........................................       190,000
   80,000   Alderwoods Group, Inc.,
              12.250% 01/02/09##........................................        72,800
   40,000   Jafra Cosmetics International, Inc.,
              11.750% 05/01/08..........................................        41,400
   50,000   Service Corporation International,
              7.200% 06/01/06...........................................        47,500
  115,000   Service Corporation International,
              6.875% 10/01/07...........................................       105,225
   70,000   Service Corporation International,
              7.700% 04/15/09...........................................        65,800
                                                                           -----------
                                                                               522,725
                                                                           -----------
            DIVERSIFIED ELECTRONICS -- 0.5%
  130,000   Knowles Electronics Inc.,
              13.125% 10/15/09##........................................        75,400
  100,000   Thomas & Betts Corporation, MTN,
              6.290% 02/13/03...........................................       100,009
                                                                           -----------
                                                                               175,409
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- 1.4%
$ 105,000   Dresser, Inc.,
              9.375% 04/15/11...........................................   $   105,525
  245,000   Foamex L.P.,
              10.750% 04/01/09@.........................................       171,500
  165,000   National Waterworks Inc.,
              10.500% 12/01/12@.........................................       172,219
   25,000   Neenah Foundry Company, Series B,
              11.125% 05/01/07..........................................         7,875
  115,000   Neenah Foundry Company, Series D,
              11.125% 05/01/07..........................................        36,225
   50,000   Neenah Foundry Company, Series F,
              11.125% 05/01/07..........................................        15,750
                                                                           -----------
                                                                               509,094
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 5.1%
  120,000   AES Corporation,
              10.000% 07/15/05@.........................................       114,000
   15,000   AES Corporation,
              8.750% 06/15/08...........................................         8,775
   75,000   AES Corporation,
              9.500% 06/01/09##.........................................        45,938
   20,000   AES Eastern Energy, Series 1999-A,
              9.000% 01/02/17...........................................        18,418
  150,000   AES Eastern Energy, Series 1999-B,
              9.670% 01/02/29...........................................       130,103
  116,019   Caithness Coso Funding Corporation, Series B,
              9.050% 12/15/09...........................................       113,698
   70,000   Calpine Corporation,
              8.500% 02/15/11##.........................................        30,450
  320,613   Cedar Brakes II LLC,
              9.875% 09/01/13...........................................       237,253
   70,000   Consumers Energy Company,
              6.250% 09/15/06...........................................        68,849
  139,000   ESI Tractebel Acquisition Corporation, Series B,
              7.990% 12/30/11...........................................       125,182
  170,000   Mirant Americas Generation Inc.,
              8.300% 05/01/11...........................................        80,750
  130,000   Mirant Americas Generation LLC,
              9.125% 05/01/31...........................................        57,850
  135,000   Pacific Gas and Electric Company Bank Debt A, 8.000%**
              12/30/06(e)(f)............................................       128,925
  720,000   PG&E National Energy Group, 10.375% 05/16/11(b).............       273,599
   29,822   Salton Sea Funding, Series B, 7.370% 05/30/05...............        29,059
  105,000   Tiverton/Rumford Power Association, 9.000% 07/15/18@........        55,650
   30,000   Westar Energy, Inc., 6.250% 08/15/03........................        28,800
  140,000   Westar Energy, Inc., 6.875% 08/01/04........................       127,400
   80,000   Westar Energy, Inc., 7.875% 05/01/07........................        81,000
   60,000   Xcel Energy, Inc.,
              7.000% 12/01/10...........................................        51,600
                                                                           -----------
                                                                             1,807,299
                                                                           -----------
            EXPLORATION AND PRODUCTION -- 3.3%
  145,000   Comstock Resources, Inc.,
              11.250% 05/01/07..........................................       153,700
  125,000   Continental Resources, Inc.,
              10.250% 08/01/08..........................................       111,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            EXPLORATION AND PRODUCTION -- (CONTINUED)
$ 130,000   Encore Acquisition Company,
              8.375% 06/15/12@..........................................   $   135,200
  160,000   Energy Corporation of America, Series A, 9.500% 05/15/07....        99,200
  130,000   Plains Exploration & Production Company,
              8.750% 07/01/12@..........................................       135,200
   80,000   Stone Energy Corporation,
              8.250% 12/15/11...........................................        83,200
  105,000   Vintage Petroleum, Inc.,
              7.875% 05/15/11...........................................       102,375
  335,000   Vintage Petroleum, Inc.,
              8.250% 05/01/12...........................................       348,400
                                                                           -----------
                                                                             1,168,525
                                                                           -----------
            FINANCE -- MISCELLANEOUS -- 0.3%
  295,000   The FINOVA Group Inc.,
              7.500% 11/15/09...........................................       101,775
                                                                           -----------
            FOOD PRODUCTS -- 2.8%
  310,000   Chiquita Brands International, Inc.,
              10.560% 03/15/09..........................................       317,363
   25,000   Dole Food Company, Inc.,
              7.875% 07/15/13...........................................        24,127
   85,000   Herbalife International, Inc.,
              11.750% 07/15/10@.........................................        84,894
   25,000   Smithfield Foods, Inc.,
              7.625% 02/15/08...........................................        24,375
  135,000   Smithfield Foods, Inc., Series B,
              8.000% 10/15/09...........................................       137,700
  435,000   Swift & Company,
              10.125% 10/01/09@.........................................       411,075
                                                                           -----------
                                                                               999,534
                                                                           -----------
            HEALTH SERVICES -- 4.2%
  380,000   Express Scripts, Inc.,
              9.625% 06/15/09...........................................       410,400
  115,000   Fountain View Inc., Series B,
              11.250% 04/15/08(b).......................................        69,000
  165,000   HCA Inc.,
              8.360% 04/15/24...........................................       174,701
  235,000   HCA Inc.,
              7.500% 11/15/95...........................................       219,192
  110,000   Manor Care, Inc.,
              7.500% 06/15/06...........................................       114,248
  145,000   Manor Care, Inc.,
              8.000% 03/01/08...........................................       152,975
  105,000   Team Health Inc., Series B,
              12.000% 03/15/09..........................................       108,675
  210,000   Unilab Finance Corporation,
              12.750% 10/01/09..........................................       244,650
                                                                           -----------
                                                                             1,493,841
                                                                           -----------
            HEAVY MACHINERY -- 0.6%
   75,000   Thermadyne Bank Debt Term A,
              4.170%** 05/22/04(e)(f)...................................        62,250
   82,500   Thermadyne Bank Debt Term B,
              4.420%** 05/22/05(e)(f)...................................        68,475
   82,500   Thermadyne Bank Debt Term C,
              4.670%** 05/22/06(e)(f)...................................        68,475
                                                                           -----------
                                                                               199,200
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            LODGING AND RECREATION -- 6.5%
$  65,000   AMC Entertainment Inc.,
              9.500% 03/15/09...........................................   $    64,350
   60,000   AMC Entertainment Inc.,
              9.875% 02/01/12...........................................        59,100
  110,000   Bally Total Fitness Holding Corporation, Series D,
              9.875% 10/15/07##.........................................        95,700
  145,000   Harrahs Operating Company, Inc.,
              8.000% 02/01/11...........................................       167,236
   60,000   Hilton Hotels Corporation,
              7.625% 05/15/08...........................................        61,389
   60,000   Hilton Hotels Corporation,
              8.250% 02/15/11...........................................        62,763
  245,000   ITT Corporation,
              7.375% 11/15/15...........................................       225,400
   50,000   ITT Corporation,
              7.750% 11/15/25...........................................        45,500
   80,000   Jacobs Entertainment Corporation,
              11.875% 02/01/09..........................................        82,800
   50,000   Mandalay Resort Group,
              9.500% 08/01/08...........................................        55,375
  195,000   Park Place Entertainment Corporation,
              7.875% 12/15/05##.........................................       198,413
  400,000   Park Place Entertainment Corporation,
              8.875% 09/15/08...........................................       425,031
   37,000   President Casinos, Inc.,
              13.000% 09/15/03(a)(b)(f).................................        17,575
  245,000   Trump Atlantic City Associates,
              11.250% 05/01/06..........................................       191,100
  190,000   Vail Resorts, Inc.,
              8.750% 05/15/09...........................................       194,750
  270,000   Venetian Casino Resort LLC,
              11.000% 06/15/10..........................................       282,149
   80,000   Wheeling Island Gaming Inc.,
              10.125% 12/15/09..........................................        82,400
                                                                           -----------
                                                                             2,311,031
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.1%
  225,000   Alaris Medical Systems, Inc.,
              9.750% 12/01/06##.........................................       225,000
  165,000   Alaris Medical Systems, Inc.,
              (0.000)% due 08/01/08
              11.125% beginning 08/01/03................................       151,800
  204,000   DJ Orthopedics LLC,
              12.625% 06/15/09..........................................       201,960
  185,000   Per-Se Technologies, Inc., Series B,
              9.500% 02/15/05...........................................       178,525
                                                                           -----------
                                                                               757,285
                                                                           -----------
            METALS AND MINING -- 1.2%
  145,000   Commonwealth Industries, Inc.,
              10.750% 10/01/06..........................................       145,181
   75,000   Ormet Corporation,
              11.000% 08/15/08@.........................................        39,000
  290,000   UCAR Finance Inc.,
              10.250% 02/15/12..........................................       230,550
                                                                           -----------
                                                                               414,731
                                                                           -----------
            NATURAL GAS DISTRIBUTION -- 0.8%
  270,000   Ferrellgas Partners LP,
              8.750% 06/15/12...........................................       279,450
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            NATURAL GAS PIPELINES -- 1.0%
$ 105,000   EL Paso Corporation, MTN,
              7.800% 08/01/31...........................................   $    65,100
  220,000   EL Paso Energy Partners,
              10.625% 12/01/12@##.......................................       224,950
   30,000   Texas Gas Transmission Corporation,
              8.625% 04/01/04...........................................        29,850
   40,000   Transcontinental Gas Pipeline,
              8.875% 07/15/12@..........................................        40,000
                                                                           -----------
                                                                               359,900
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.7%
  220,000   Avaya Inc.,
              11.125% 04/01/09##........................................       199,100
  210,000   IPC Acquisition Corporation,
              11.500% 12/15/09..........................................       180,600
   95,000   Lucent Technologies Inc.,
              7.250% 07/15/06##.........................................        53,675
   80,000   Lucent Technologies Inc.,
              6.500% 01/15/28...........................................        35,200
  310,000   Lucent Technologies Inc.,
              6.450% 03/15/29...........................................       136,400
                                                                           -----------
                                                                               604,975
                                                                           -----------
            OILFIELD SERVICES -- 1.5%
  115,000   Grant Prideco, Inc., Series B,
              9.625% 12/01/07...........................................       121,900
   65,000   Halliburton Company,
              8.750% 02/15/21...........................................        65,000
   85,000   Parker Drilling Company, Series B,
              10.125% 11/15/09..........................................        87,550
  175,000   Parker Drilling Company, Series D,
              9.750% 11/15/06##.........................................       177,625
   80,000   Pride International, Inc.,
              9.375% 05/01/07##.........................................        83,600
                                                                           -----------
                                                                               535,675
                                                                           -----------
            PACKAGING AND CONTAINERS -- 1.5%
   94,221   Owens Corning Bank Debt,
              6.750% 06/26/03(b)(c)(e)(f)...............................        56,886
  255,000   Owens-Brockway Glass Containers,
              8.875% 02/15/09##.........................................       262,650
  250,000   Owens-Illinois, Inc.,
              7.800% 05/15/18...........................................       212,500
                                                                           -----------
                                                                               532,036
                                                                           -----------
            PAPER AND FOREST PRODUCTS -- 2.1%
  115,000   Fort James Corporation,
              6.625% 09/15/04...........................................       111,550
   85,000   Georgia-Pacific Corporation,
              9.875% 11/01/21...........................................        76,925
  165,000   Georgia-Pacific Corporation,
              9.625% 03/15/22...........................................       147,675
  230,000   Georgia-Pacific Corporation,
              9.500% 05/15/22...........................................       203,549
   80,000   Georgia-Pacific Corporation,
              7.375% 12/01/25...........................................        62,400
  160,000   Pope and Talbot, Inc.,
              8.375% 06/01/13...........................................       138,801
                                                                           -----------
                                                                               740,900
                                                                           -----------
            PHARMACEUTICALS -- 1.0%
  330,000   Caremark Rx, Inc.,
              7.375% 10/01/06...........................................       336,600
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 3.5%
$ 220,000   American Color Graphics,
              12.750% 08/01/05..........................................   $   216,700
   70,000   Dex Media East LLC,
              9.875% 11/15/09@..........................................        74,900
   85,000   Dex Media East LLC,
              12.125% 11/15/12@.........................................        94,138
  120,000   Garden State Newspapers, Inc., Series B,
              8.750% 10/01/09...........................................       121,800
   55,000   Houghton Mifflin Company,
              7.125% 04/01/04...........................................        57,475
  325,000   Houghton Mifflin Company,
              7.200% 03/15/11...........................................       321,749
   85,000   Key3Media Group, Inc.,
              11.250% 06/15/11(b).......................................         5,100
  110,000   Phoenix Color Corporation,
              10.375% 02/01/09..........................................        93,500
  315,000   Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/16/06................................       178,369
   48,866   Ziff Davis Media Inc. Bank Debt Term B,
              6.180%** 03/31/07(e)(f)...................................        40,559
   81,700   Ziff Davis Media Inc., Series B,
              12.000% 08/12/09..........................................        29,514
                                                                           -----------
                                                                             1,233,804
                                                                           -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
   20,138   Ermis Maritime Holdings Ltd.,
              12.500% 12/31/04(a)(d)(f).................................        17,150
    1,584   Pegasus Promissory Note,
              .000% 01/31/04(a)(b)(f)...................................            --
   80,000   Sea Containers Ltd., Series B,
              7.875% 02/15/08...........................................        52,000
                                                                           -----------
                                                                                69,150
                                                                           -----------
            REAL ESTATE -- 1.1%
  170,000   CB Richard Ellis Services Inc.,
              11.250% 06/15/11..........................................       156,400
   13,543   DR Structured Finance Corporation, Series A-1,
              7.600% 08/15/07...........................................         7,449
   62,227   DR Structured Finance Corporation, Series A-1,
              6.660% 08/15/10...........................................        34,225
   75,000   DR Structured Finance Corporation, Series A-2,
              8.375% 08/15/15...........................................        36,750
   20,000   DR Structured Finance Corporation, Series A-3,
              8.550% 08/15/19...........................................         9,800
   75,422   Kmart Corporation,
              8.540% 01/02/15(b)(c).....................................        28,660
  135,000   LNR Property Corporation, Series B,
              9.375% 03/15/08...........................................       132,300
                                                                           -----------
                                                                               405,584
                                                                           -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.6%
   90,000   BF Saul, Series B,
              9.750% 04/01/08...........................................        89,325
    5,000   Crescent Real Estate Equities LP,
              7.500% 09/15/07...........................................         4,850
  300,000   Crescent Real Estate Equities LP,
              9.250% 04/15/09...........................................       312,749

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- (CONTINUED)
$  90,000   Healthcare Realty Trust, Inc.,
              8.125% 05/01/11...........................................   $    96,918
  130,000   MeriStar Hospitality Corporation,
              9.000% 01/15/08...........................................       114,400
  240,000   OMEGA Healthcare Investors, Inc.,
              6.950% 08/01/07...........................................       204,450
  100,000   Senior Housing Properties Trust,
              8.625% 01/15/12...........................................        98,500
                                                                           -----------
                                                                               921,192
                                                                           -----------
            SEMICONDUCTORS -- 0.3%
  155,000   ON Semiconductor Corporation,
              12.000% 05/15/08@##.......................................       113,925
                                                                           -----------
            SOFTWARE -- 0.5%
  180,000   Computer Associates International, Inc., Series B,
              6.250% 04/15/03##.........................................       179,550
                                                                           -----------
            SPECIALTY STORES -- 1.4%
  195,000   The Gap, Inc.,
              5.625% 05/01/03...........................................       195,488
  315,000   The Gap, Inc.,
              6.900% 09/15/07##.........................................       307,125
                                                                           -----------
                                                                               502,613
                                                                           -----------
            STEEL -- 0.7%
  245,000   United States Steel LLC,
              10.750% 08/01/08..........................................       241,325
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 7.0%
  105,000   AirGate PCS, Inc.,
              (0.000)% due 10/01/09
              13.500% beginning 10/01/04##..............................        11,550
  105,000   Alamosa Delaware Inc.,
              12.500% 02/01/11..........................................        31,500
  175,000   Alamosa Holdings, Inc.,
              (0.000)% due 02/15/10
              12.875% beginning 02/15/05................................        31,500
  185,000   AT&T Wireless Services Inc.,
              8.125% 05/01/12...........................................       185,925
  125,000   COLO.COM,
              13.875% 03/15/10@(a)(b)(c)................................         5,000
  110,000   Dobson Communications Corporation, Class A,
              10.875% 07/01/10##........................................        92,950
   48,196   Globix Corporation,
              11.000% 05/01/08@(a)(d)(f)................................        34,701
   40,825   GT Telecom Racers Notes Trust, Series A, .000%**
              06/30/08(b)(c)(f).........................................         2,858
   29,175   GT Telecom Racers Notes Trust, Series B, .000%**
              02/03/03(b)(c)(f).........................................         2,042
   85,000   IMPSAT Fiber Networks, Inc.,
              13.750% 02/15/05(b).......................................         2,550
   81,000   Loral Cyberstar Inc.,
              10.000% 07/15/06..........................................        29,970
  595,000   NEON Communications, Inc.,
              12.750% 08/15/08(b).......................................        41,650
  169,961   Nextel Notes,
              (0.000%) due 11/01/09
              13.000% beginning 11/01/04##(f)...........................       125,771

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$  80,000   Pagemart Nationwide,
              15.000% 02/01/05(a)(b)(c)(f)..............................   $         8
   55,000   PSINet, Inc.,
              11.500% 11/01/08(b).......................................         1,650
  100,000   PSINet, Inc.,
              11.000% 08/01/09(b).......................................         3,000
  270,000   Qwest Capital Funding, Inc.,
              5.875% 08/03/04##.........................................       226,800
  185,000   Qwest Capital Funding, Inc.,
              7.750% 02/15/31##.........................................       103,600
  125,000   Qwest Corporation,
              7.625% 06/09/03...........................................       122,500
  110,000   Qwest Corporation,
              7.200% 11/01/04...........................................       104,500
   10,000   Qwest Corporation,
              5.625% 11/15/08...........................................         8,500
  235,000   Qwest Corporation,
              8.875% 03/15/12@..........................................       227,949
  210,000   Qwest Corporation,
              8.875% 06/01/31...........................................       189,000
   68,000   Qwest Services Corporation,
              13.000% 12/15/07@.........................................        70,040
   89,000   Qwest Services Corporation,
              13.500% 12/15/10@.........................................        92,560
   29,000   Qwest Services Corporation,
              14.000% 12/15/14@.........................................        31,030
  150,000   Sprint Capital Corporation,
              5.875% 05/01/04...........................................       148,500
  140,000   Sprint Capital Corporation,
              8.750% 03/15/32...........................................       133,000
  243,440   TSI Telecommunication Services Inc.,
              6.240%** 12/31/06(e)(f)...................................       226,806
  155,000   TSI Telecommunication Services Inc., Series B,
              12.750% 02/01/09..........................................       137,950
  170,000   US Unwired Inc., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04................................        10,200
                                                                           -----------
                                                                             2,435,560
                                                                           -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $27,522,617)........................................    25,908,678
                                                                           -----------
            FOREIGN BONDS AND NOTES -- 8.6%
   75,000   360networks Inc.,
              13.000% 05/01/08(b).......................................             8
  205,000   Abitibi-Consolidated, Inc.
              8.850% 08/01/30...........................................       220,449
  140,000   Acetex Corporation,
              10.875% 08/01/09..........................................       148,400
  105,000   AES Drax Holdings Ltd., Series B,
              10.410% 12/31/20..........................................        56,700
  111,000   Algoma Steel Inc.,
              11.000% 12/31/09(b).......................................        83,389
   45,000   Baytex Energy Ltd.,
              10.500% 02/15/11..........................................        47,250
  210,000   British Sky Broadcasting Group plc,
              6.875% 02/23/09...........................................       214,725
   75,000   Cablevision SA,
              12.500% 03/02/03@(b)......................................        18,000
  160,000   Cablevision SA,
              13.750% 04/30/07(b).......................................        38,400
   75,000   Cablevision SA,
              13.750% 05/01/09(b).......................................        18,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- (CONTINUED)
$  57,411   Call-Net Enterprises Inc.,
              10.625% 12/31/08..........................................   $    31,002
  240,000   Calpine Canada Energy Finance,
              8.500% 05/01/08...........................................       104,400
  125,000   CanWest Media Inc.,
              10.625% 05/15/11##........................................       133,438
  210,000   Comcast UK Cable Partners Ltd., Class A, 11.200% 11/15/07...       148,050
  130,000   Compton Petroleum Corporation,
              9.900% 05/15/09...........................................       135,200
  225,000   Doman Industries Ltd., Class A,
              12.000% 07/01/04..........................................       207,281
  100,000   Grupo Transportacion Ferroviaria Mexicana, SA de CV,
              11.750% 06/15/09..........................................        98,000
  155,000   Grupo Transportacion Ferroviaria Mexicana, SA de CV,
              12.500% 06/15/12@##.......................................       156,550
  115,000   Maconi Corporation plc,
              7.750% 09/15/10...........................................        17,825
  170,000   Marconi Corporation plc,
              8.375% 09/15/30...........................................        26,350
  575,000   Millicom International Cellular SA,
              13.500% 06/01/06..........................................       281,749
   35,000   Nortel Networks Corporation,
              6.000% 09/01/03##.........................................        33,250
  170,000   Nortel Networks Ltd.,
              6.125% 02/15/06##.........................................       113,900
  105,000   Petroleum Geo-Services ASA,
              6.250% 11/19/03...........................................        38,850
   25,000   Petroleum Geo-Services ASA,
              7.500% 03/31/07##.........................................         7,500
  225,000   Petroleum Geo-Services ASA,
              7.125% 03/30/28...........................................        58,500
   15,000   Petroleum Geo-Services ASA,
              8.150% 07/15/29...........................................         4,050
  120,000   Quebecor Media Inc.,
              11.125% 07/15/11..........................................       110,550
   35,000   Rogers Cable Inc.,
              11.000% 12/01/15..........................................        36,225
  245,000   Rogers Cantel Inc.,
              9.750% 06/01/16...........................................       221,113
    5,000   Telesystem International Wireless Inc.,
              14.000% 12/30/03@.........................................         4,250
   61,000   Telesystem International Wireless Inc.,
              14.000% 12/30/03..........................................        51,850
   60,000   TV Azteca, SA de CV, Series B,
              10.500% 02/15/07..........................................        54,225
  260,000   United Pan-Europe Communications N.V., Class A,
              (0.000)% due 02/01/10
              13.750% beginning 02/01/05(b).............................        15,600
  105,000(h) United Pan-Europe Communications N.V., Series B,
              11.250% 02/01/10(b).......................................         8,264
  235,000   United Pan-Europe Communications N.V., Series B,
              11.250% 02/01/10(b).......................................        17,625
  200,000   United Pan-Europe Communications N.V., Series B,
              11.500% 02/01/10(b).......................................        15,000

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- (CONTINUED)
$ 360,000   United Pan-Europe Communications N.V., Series B,
              (0.000)% due 08/01/09
              12.500% beginning 08/01/04(b).............................   $    21,600
   40,000   United Pan-Europe Communications N.V., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04(b).............................         2,400
   40,000   Xerox Capital (Europe) plc,
              5.875% 05/15/04...........................................        38,200
                                                                           -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $3,999,093).........................................     3,038,118
                                                                           -----------
            FOREIGN CONVERTIBLE BONDS AND NOTES -- 0.9%
   35,000   Algoma Steel Inc.,
              1.000% 12/31/30(b)........................................        11,725
  115,000(h) Colt Telecom Group plc,
              2.000% 03/29/06@..........................................        54,610
  100,000(h) Colt Telecom Group plc,
              2.000% 12/16/06@..........................................        45,912
  115,000(h) Colt Telecom Group plc,
              2.000% 04/03/07@..........................................        51,291
   15,000(h) KPNQwest NV,
              10.000% 03/15/12(b).......................................            39
  260,000   Nortel Networks Corporation,
              4.250% 09/01/08...........................................       135,850
                                                                           -----------
            TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
              (Cost $346,161)...........................................       299,427
                                                                           -----------
            MORTGAGE-BACKED SECURITIES -- 0.1%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.1%
              (Cost $57,273)
  100,000   Commercial Trust I, Series 1993-KA, Class A2,
              7.630% 12/15/13...........................................        32,000
                                                                           -----------
 SHARES
---------
            PREFERRED STOCKS -- 1.1%
            BROADCASTING AND CABLE -- 0.3%
    3,870   MediaOne Financing Trust....................................        95,589
      500   Paxon Communications Corporation++..........................        26,000
                                                                           -----------
                                                                               121,589
                                                                           -----------
            PUBLISHING AND ADVERTISING -- 0.0%+
       25   Ziff Davis Holdings Inc., Series E-1++(a)...................            --
                                                                           -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
      524   Ermis Maritime Holding Ltd.(a)(f)...........................             5
                                                                           -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
    1,750   Sovereign REIT@.............................................       194,251
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2002

 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 0.2%
    3,477   NEON Communications, Inc.(a)(f).............................   $    39,116
      990   Rural Cellular Corporation, Series B(d).....................        24,750
                                                                           -----------
                                                                                63,866
                                                                           -----------
            TOTAL PREFERRED STOCKS
              (Cost $409,052)...........................................       379,711
                                                                           -----------
            WARRANTS -- 0.0%+
      125   COLO.COM
              Expires 03/15/10++@.......................................             1
      803   Loral Space & Communications Expires 1/15/07++(f)...........            40
   20,868   NEON Communications, Inc. Expires 12/02/12++(a)(f)..........           209
   17,391   NEON Communications, Inc.,
              Class A Expires 12/02/12++(a)(f)..........................           174
      105   Ono Finance plc Expires 03/16/11++@(f)......................             1
    4,730   Ziff Davis Holdings Inc. Expires 08/12/12++.................            47
                                                                           -----------
            TOTAL WARRANTS
              (Cost $28,005)............................................           472
                                                                           -----------
            INVESTMENT COMPANIES -- 18.1%
              (Cost $6,381,345)
6,381,345   Nations Cash Reserves, Capital Class Shares#................     6,381,345
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $42,082,038*).............................     110.8%   39,158,389
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................     (10.8)%
            Cash........................................................   $    25,805
            Receivable for Fund shares sold.............................        69,206
            Dividends receivable........................................         8,130
            Interest receivable.........................................       696,858
            Collateral on securities loaned.............................    (4,357,345)
            Payable for Fund shares redeemed............................      (131,715)
            Investment advisory fee payable.............................       (15,909)
            Administration fee payable..................................        (6,654)
            Accrued Trustees' fees and expenses.........................       (28,943)
            Accrued expenses and other liabilities......................       (64,212)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (3,804,779)
                                                                           -----------
            NET ASSETS........................................     100.0%  $35,353,610
                                                                           ===========
            NET ASSETS CONSIST OF:
            Accumulated net investment loss.............................   $   (75,336)
            Accumulated net realized loss on investments sold...........      (235,638)
            Net unrealized depreciation of investments..................    (2,923,649)
            Paid-in capital.............................................    38,588,233
                                                                           -----------
            NET ASSETS..................................................   $35,353,610
                                                                           ===========
            Net asset value per share ($35,353,610 / 4,185,810 shares of
              common stock outstanding).................................         $8.45
                                                                           ===========

---------------

 *Federal income tax information (see Note 8).

 **
  Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2002.

***
  Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2002.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++
  Non-income producing security.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $4,357,345.

##All or a portion of security was on loan at December 31, 2002. The aggregate cost and market value of securities on loan at December 31, 2002 is $4,420,801 and $4,136,978 respectively.

(a)
  Fair valued security.

(b)
  Issue in default.

(c)
  Issuer in bankruptcy.

(d)
  PIK ("Payment in Kind"). Interest or dividend payment is made with additional securities.

(e)
  Loan participation agreement.

 (f)
  Restricted security.

(g)
  Foreign security.

(h)
  Principal amount denominated in Euro.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS

For the year ended December 31, 2002

                                                              INTERNATIONAL      INTERNATIONAL
                                                              OPPORTUNITIES          VALUE
                                                                PORTFOLIO          PORTFOLIO
                                                              ---------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $18,439,
  $40,615, $22,418, $1,254, $11,629, $0, and $351,
  respectively).............................................  $      156,925     $      520,608
Dividend income from affiliated funds.......................           1,399             10,630
Interest....................................................           6,506                 --
Securities lending..........................................              --                 --
                                                              --------------     --------------
    Total investment income.................................         164,830            531,238
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................          94,078            160,620
Administration fee..........................................          25,871             39,263
Transfer agent fees.........................................           3,079              5,601
Custodian fees..............................................          43,556              5,655
Trustees' fees and expenses.................................          15,464             15,457
Shareholder servicing and distribution fees.................          29,399             44,617
Legal and audit fees........................................          37,053             32,179
Printing expense............................................          15,570             18,198
Amortization of organization costs..........................           3,836                 --
Interest expense............................................              71                 --
Other.......................................................           1,898              1,792
                                                              --------------     --------------
    Total expenses..........................................         269,875            323,382
Fees waived and expenses reimbursed by investment advisor
  and/or distributor........................................        (122,695)          (102,243)
Fees reduced by credits allowed by the custodian............            (113)              (158)
                                                              --------------     --------------
    Net expenses............................................         147,067            220,981
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................          17,763            310,257
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................        (516,868)           257,253
  Foreign currency and net other assets.....................          (8,281)            (2,758)
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................        (525,149)           254,495
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................        (371,377)        (4,330,998)
  Foreign currency and net other assets.....................          (1,168)               332
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................        (372,545)        (4,330,666)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......        (897,694)        (4,076,171)
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $     (879,931)    $   (3,765,914)
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

       FOCUSED                                             MIDCAP         HIGH YIELD
       EQUITIES       21ST CENTURY        GROWTH           GROWTH            BOND
      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------------
           693,964   $       29,691   $      450,670   $       26,858   $       63,959
    $
               934              819              971           16,269           35,170
            53,320            6,056           36,556              128        2,439,717
            13,441              336            8,932               --            7,767
    --------------   --------------   --------------   --------------   --------------
           761,659           36,902          497,129           43,255        2,546,613
    --------------   --------------   --------------   --------------   --------------
           835,561           37,877          500,418           45,476          137,594
           256,239           11,616          153,462           16,092           57,539
            31,740            1,364           18,622            1,795            7,044
            18,247            6,462           12,823            8,550            7,868
            15,464           15,464           15,464           15,457           15,461
           278,520           12,626          166,806           17,491           62,542
            50,238           26,733           57,917           22,854           37,772
            14,925           12,300           15,431           12,302           31,291
             3,836            3,836            3,836               --               --
                56               --               44               --               --
               118              716              134              879            1,840
    --------------   --------------   --------------   --------------   --------------
         1,504,944          128,994          944,957          140,896          358,951
          (289,250)         (73,687)        (182,115)         (70,909)        (109,020)
               (62)             (99)             (55)             (23)             (88)
    --------------   --------------   --------------   --------------   --------------
         1,215,632           55,208          762,787           69,964          249,843
    --------------   --------------   --------------   --------------   --------------
          (453,973)         (18,306)        (265,658)         (26,709)       2,296,770
    --------------   --------------   --------------   --------------   --------------
        (7,701,217)        (325,799)      (5,899,546)      (1,174,942)        (196,988)
            (2,435)             164           (2,464)              --           (7,601)
    --------------   --------------   --------------   --------------   --------------
        (7,703,652)        (325,635)      (5,902,010)      (1,174,942)        (204,589)
    --------------   --------------   --------------   --------------   --------------
        (9,578,843)        (130,891)      (5,071,304)      (1,422,200)      (1,344,444)
               140               --              159               --           (5,718)
    --------------   --------------   --------------   --------------   --------------
        (9,578,703)        (130,891)      (5,071,145)      (1,422,200)      (1,350,162)
    --------------   --------------   --------------   --------------   --------------
       (17,282,355)        (456,526)     (10,973,155)      (2,597,142)      (1,554,751)
    --------------   --------------   --------------   --------------   --------------
    $  (17,736,328)  $     (474,832)  $  (11,238,813)  $   (2,623,851)  $      742,019
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                   INTERNATIONAL OPPORTUNITIES
                                                                            PORTFOLIO
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                   12/31/02           12/31/01
                                                                ---------------------------------
Net investment income/(loss)................................    $       17,763     $       69,235
Net realized gain/(loss) on investments.....................          (525,149)        (3,982,093)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (372,545)         1,949,247
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................          (879,931)        (1,963,611)
Distributions to shareholders from net investment income....            (4,520)           (25,031)
Distributions to shareholders from net realized gain on
  investments...............................................                --             (3,715)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         4,373,767           (615,151)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................         3,489,316         (2,607,508)
NET ASSETS:
Beginning of period.........................................        11,329,884         13,937,392
                                                                --------------     --------------
End of period...............................................    $   14,819,200     $   11,329,884
                                                                ==============     ==============
Undistributed net investment income/(accumulated net
  investment loss) at end of period.........................    $        4,962     $           --
                                                                ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

          INTERNATIONAL VALUE
               PORTFOLIO                FOCUSED EQUITIES PORTFOLIO          21ST CENTURY PORTFOLIO
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       12/31/02         12/31/01         12/31/02         12/31/01         12/31/02         12/31/01
-------------------------------------------------------------------------------------------------------
    $      310,257   $       75,957   $     (453,973)  $      (95,435)  $      (18,306)  $      (17,881)
           254,495           61,576       (7,703,652)     (25,604,152)        (325,635)      (2,092,170)
        (4,330,666)        (653,949)      (9,578,703)      (1,239,264)        (130,891)         726,986
    --------------   --------------   --------------   --------------   --------------   --------------
        (3,765,914)        (516,416)     (17,736,328)     (26,938,851)        (474,832)      (1,383,065)
          (293,076)         (71,488)              --               --               --               --
          (256,485)         (56,301)              --               --               --               --
        12,231,954       10,028,858        2,512,933       (5,035,818)       1,176,086        1,101,301
    --------------   --------------   --------------   --------------   --------------   --------------
         7,916,479        9,384,653      (15,223,395)     (31,974,669)         701,254         (281,764)
        11,506,197        2,121,544      116,739,446      148,714,115        4,825,482        5,107,246
    --------------   --------------   --------------   --------------   --------------   --------------
    $   19,422,676   $   11,506,197   $  101,516,051   $  116,739,446   $    5,526,736   $    4,825,482
    ==============   ==============   ==============   ==============   ==============   ==============
    $       18,074   $        3,651   $           --   $           --   $          (52)  $           --
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        GROWTH PORTFOLIO
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   12/31/02          12/31/01
                                                                --------------------------------
Net investment income/(loss)................................    $     (265,658)   $     (110,360)
Net realized gain/(loss) on investments.....................        (5,902,010)      (15,634,755)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................        (5,071,145)         (685,767)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................       (11,238,813)      (16,430,882)
Distributions to shareholders from net investment income....                --            (1,084)
Distributions to shareholders from net realized gain on
  investments...............................................                --                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................        (4,363,811)       (1,808,695)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................       (15,602,624)      (18,240,661)
NET ASSETS:
Beginning of period.........................................        72,550,273        90,790,934
                                                                --------------    --------------
End of period...............................................    $   56,947,649    $   72,550,273
                                                                ==============    ==============
Undistributed net investment income/(accumulated net
  investment loss) at end of period.........................    $           --    $           --
                                                                ==============    ==============

---------------

(a)MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

      MIDCAP GROWTH PORTFOLIO            HIGH YIELD BOND PORTFOLIO
-----------------------------------   -------------------------------
      YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
       12/31/02       12/31/01(A)        12/31/02         12/31/01
---------------------------------------------------------------------

    $      (26,709)  $       (2,277)  $    2,296,770   $    1,468,103
        (1,174,942)         (58,729)        (204,589)         180,211
        (1,422,200)         (40,784)      (1,350,162)        (707,440)
    --------------   --------------   --------------   --------------
        (2,623,851)        (101,790)         742,019          940,874
                --               --       (2,388,785)      (1,470,381)
                --               --               --               --
        11,705,397        3,661,520       19,724,013        7,962,790
    --------------   --------------   --------------   --------------
         9,081,546        3,559,730       18,077,247        7,433,283

         3,559,730               --       17,276,363        9,843,080
    --------------   --------------   --------------   --------------
    $   12,641,276   $    3,559,730   $   35,353,610   $   17,276,363
    ==============   ==============   ==============   ==============
    $           --   $           --   $      (75,336)  $       (7,501)
    ==============   ==============   ==============   ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                        INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                                      YEAR ENDED                      YEAR ENDED
                                                                  DECEMBER 31, 2002               DECEMBER 31, 2001
                                                              --------------------------      --------------------------
                                                                SHARES        DOLLARS           SHARES        DOLLARS
                                                              ----------------------------------------------------------
Sold........................................................     644,302    $  6,422,328         161,376    $  1,798,873
Issued as reinvestment of dividends.........................         474           4,520           2,956          28,746
Repurchased.................................................    (196,803)     (2,053,081)       (224,887)     (2,442,770)
                                                              ----------    ------------      ----------    ------------
Net increase/(decrease).....................................     447,973    $  4,373,767         (60,555)   $   (615,151)
                                                              ==========    ============      ==========    ============

                                                                            INTERNATIONAL VALUE PORTFOLIO
                                                                      YEAR ENDED                      YEAR ENDED
                                                                  DECEMBER 31, 2002               DECEMBER 31, 2001
                                                              --------------------------      --------------------------
                                                                SHARES        DOLLARS           SHARES        DOLLARS
                                                              ----------------------------------------------------------
Sold........................................................   1,888,271    $ 15,418,628       1,171,946    $ 10,245,391
Issued as reinvestment of dividends.........................      81,427         549,561          15,461         127,789
Repurchased.................................................    (505,453)     (3,736,235)        (42,276)       (344,322)
                                                              ----------    ------------      ----------    ------------
Net increase/(decrease).....................................   1,464,245    $ 12,231,954       1,145,131    $ 10,028,858
                                                              ==========    ============      ==========    ============

                                                                              FOCUSED EQUITIES PORTFOLIO
                                                                      YEAR ENDED                      YEAR ENDED
                                                                  DECEMBER 31, 2002               DECEMBER 31, 2001
                                                              --------------------------      --------------------------
                                                                SHARES        DOLLARS           SHARES        DOLLARS
                                                              ----------------------------------------------------------
Sold........................................................   1,935,374    $ 24,407,029         766,343    $ 10,758,974
Issued as reinvestment of dividends.........................          --              --              --              --
Repurchased.................................................  (1,721,976)    (21,894,096)     (1,185,194)    (15,794,792)
                                                              ----------    ------------      ----------    ------------
Net increase/(decrease).....................................     213,398    $  2,512,933        (418,851)   $ (5,035,818)
                                                              ==========    ============      ==========    ============

                                                                                21ST CENTURY PORTFOLIO
                                                                      YEAR ENDED                      YEAR ENDED
                                                                  DECEMBER 31, 2002               DECEMBER 31, 2001
                                                              --------------------------      --------------------------
                                                                SHARES        DOLLARS           SHARES        DOLLARS
                                                              ----------------------------------------------------------
Sold........................................................     557,168    $  3,382,754         371,831    $  2,350,052
Issued as reinvestment of dividends.........................          --              --              --              --
Repurchased.................................................    (364,272)     (2,206,668)       (199,609)     (1,248,751)
                                                              ----------    ------------      ----------    ------------
Net increase/(decrease).....................................     192,896    $  1,176,086         172,222    $  1,101,301
                                                              ==========    ============      ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                                   GROWTH PORTFOLIO
                                                                      YEAR ENDED                      YEAR ENDED
                                                                  DECEMBER 31, 2002               DECEMBER 31, 2001
                                                              --------------------------      --------------------------
                                                                SHARES        DOLLARS           SHARES        DOLLARS
                                                              ----------------------------------------------------------
Sold........................................................     885,766    $ 11,077,534         590,033    $  8,260,911
Issued as reinvestment of dividends.........................          --              --              94           1,084
Repurchased.................................................  (1,233,283)    (15,441,345)       (754,951)    (10,070,690)
                                                              ----------    ------------      ----------    ------------
Net increase/(decrease).....................................    (347,517)   $ (4,363,811)       (164,824)   $ (1,808,695)
                                                              ==========    ============      ==========    ============

                                                                               MIDCAP GROWTH PORTFOLIO
                                                                      YEAR ENDED                     PERIOD ENDED
                                                                  DECEMBER 31, 2002              DECEMBER 31, 2001(A)
                                                              --------------------------      --------------------------
                                                                SHARES        DOLLARS           SHARES        DOLLARS
                                                              ----------------------------------------------------------
Sold........................................................   2,121,733    $ 13,322,240         440,309    $  3,804,357
Issued as reinvestment of dividends.........................          --              --              --              --
Repurchased.................................................    (274,831)     (1,616,843)        (18,364)       (142,837)
                                                              ----------    ------------      ----------    ------------
Net increase/(decrease).....................................   1,846,902    $ 11,705,397         421,945    $  3,661,520
                                                              ==========    ============      ==========    ============

---------------

(a)MidCap Growth commenced operations on May 1, 2001.

                                                                              HIGH YIELD BOND PORTFOLIO
                                                                      YEAR ENDED                      YEAR ENDED
                                                                  DECEMBER 31, 2002               DECEMBER 31, 2001
                                                              --------------------------      --------------------------
                                                                SHARES        DOLLARS           SHARES        DOLLARS
                                                              ----------------------------------------------------------
Sold........................................................   2,375,310    $ 20,983,295         726,456    $  6,897,927
Issued as reinvestment of dividends.........................     283,374       2,388,785         166,177       1,470,381
Repurchased.................................................    (421,679)     (3,648,067)        (42,850)       (405,518)
                                                              ----------    ------------      ----------    ------------
Net increase/(decrease).....................................   2,237,005    $ 19,724,013         849,783    $  7,962,790
                                                              ==========    ============      ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD     (LOSS)      INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Year ended 12/31/2002#....................   $10.44       $ 0.02         $(0.79)          $(0.77)         $(0.00)***
Year ended 12/31/2001#....................    12.17         0.06          (1.77)           (1.71)          (0.02)
Year ended 12/31/2000.....................    14.35         0.02          (1.99)           (1.97)          (0.02)
Year ended 12/31/1999#....................    10.28         0.06           4.35             4.41           (0.05)
Period ended 12/31/1998*..................    10.00         0.06           0.25             0.31           (0.03)##
INTERNATIONAL VALUE PORTFOLIO
Year ended 12/31/2002#....................   $ 8.40       $ 0.14         $(1.49)          $(1.35)         $(0.11)
Year ended 12/31/2001#....................     9.43         0.11          (1.05)           (0.94)          (0.05)
Period ended 12/31/2000**.................    10.00         0.04          (0.57)           (0.53)          (0.04)
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2002#....................   $13.42       $(0.05)        $(1.98)          $(2.03)         $   --
Year ended 12/31/2001#....................    16.31        (0.01)         (2.88)           (2.89)             --
Year ended 12/31/2000#....................    19.71         0.01          (3.09)           (3.08)          (0.01)
Year ended 12/31/1999#....................    13.00        (0.03)          6.90             6.87              --
Period ended 12/31/1998*..................    10.00         0.02           3.00             3.02           (0.02)##
21ST CENTURY PORTFOLIO
Year ended 12/31/2002#....................   $ 6.22       $(0.02)        $(0.49)          $(0.51)         $   --
Year ended 12/31/2001#....................     8.47        (0.03)         (2.22)           (2.25)             --
Year ended 12/31/2000.....................    11.63        (0.03)         (3.13)           (3.16)             --
Year ended 12/31/1999#....................    10.62         0.02           1.02             1.04           (0.03)
Period ended 12/31/1998*..................    10.00         0.02           0.62             0.64           (0.02)##


                                              DISTRIBUTIONS
                                                FROM NET
                                                REALIZED
                                                  GAINS
                                            -----------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Year ended 12/31/2002#....................       $   --
Year ended 12/31/2001#....................        (0.00)***
Year ended 12/31/2000.....................        (0.19)
Year ended 12/31/1999#....................        (0.29)
Period ended 12/31/1998*..................           --
INTERNATIONAL VALUE PORTFOLIO
Year ended 12/31/2002#....................       $(0.09)
Year ended 12/31/2001#....................        (0.04)
Period ended 12/31/2000**.................           --
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2002#....................       $   --
Year ended 12/31/2001#....................           --
Year ended 12/31/2000#....................        (0.31)
Year ended 12/31/1999#....................        (0.16)
Period ended 12/31/1998*..................           --
21ST CENTURY PORTFOLIO
Year ended 12/31/2002#....................       $   --
Year ended 12/31/2001#....................           --
Year ended 12/31/2000.....................           --
Year ended 12/31/1999#....................           --
Period ended 12/31/1998*..................           --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** International Value commenced operations on July 7, 2000.

 ***Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

                                                                                                                     WITHOUT WAIVERS
                                                                                                                     AND/OR EXPENSE
                                                                                                                     REIMBURSEMENTS
                                                                                                                     ---------------
                                                                        RATIO OF           RATIO OF                     RATIO OF
                    TOTAL       NET ASSET              NET ASSETS       OPERATING       NET INVESTMENT                  OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF        EXPENSES TO      INCOME/(LOSS)    PORTFOLIO      EXPENSES
  FROM PAID          AND         END OF      TOTAL       PERIOD          AVERAGE          TO AVERAGE     TURNOVER      TO AVERAGE
 IN CAPITAL     DISTRIBUTIONS    PERIOD     RETURN++     (000)         NET ASSETS         NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

   $   --          $(0.00)***    $ 9.67       (7.35)%   $ 14,819          1.25%(a)(b)        0.15%          175%          2.29%(a)
       --           (0.02)        10.44      (13.98)      11,330    1.25(a)(b)               0.57           304        2.52(a)
       --           (0.21)        12.17      (13.81)      13,937          1.25               0.20            30           2.20
       --           (0.34)        14.35       43.05        5,898          1.25               0.43            24           2.64
       --           (0.03)##      10.28        3.11        2,310         1.25+               1.09+           16          4.09+

   $   --          $(0.20)       $ 6.85      (16.04)%   $ 19,423          1.25%(a)           1.74%           15%          1.81%(a)
       --           (0.09)         8.40       (9.87)      11,506          1.25               1.25            10           3.04
       --           (0.04)         9.43       (5.35)       2,122         1.25+               1.32+            2       7.59+(a)

   $   --          $   --        $11.39      (15.13)%   $101,516          1.09%(a)(b)       (0.41)%         119%          1.35%(a)
       --              --         13.42      (17.72)     116,739       1.10(a)              (0.08)          128        1.38(a)
       --           (0.32)##      16.31      (15.82)     148,714    1.10(a)(b)               0.06           141        1.36(a)
       --           (0.16)        19.71       53.28      113,115       1.10(a)              (0.17)          134        1.38(a)
       --           (0.02)##      13.00       30.16       24,521      1.10+(a)               0.33+          236       1.94+(a)

   $   --          $   --        $ 5.71       (8.20)%   $  5,527          1.10%(a)          (0.36)%         352%          2.55%(a)
       --              --          6.22      (26.56)       4,825       1.07(a)              (0.42)          373        3.45(a)
       --              --          8.47      (27.17)       5,107       1.00(a)              (0.25)          140        2.25(a)
       --           (0.03)        11.63        9.75        7,684    1.00(a)(b)               0.22            50        1.81(a)
       --           (0.02)##      10.62        6.44        4,796      1.00+(a)               0.44+           40       2.41+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GROWTH PORTFOLIO
Year ended 12/31/2002#....................   $13.45        $(0.05)          $(2.12)          $(2.17)         $   --
Year ended 12/31/2001#....................    16.33         (0.02)           (2.86)           (2.88)          (0.00)***
Year ended 12/31/2000#....................    18.86          0.00***         (2.34)           (2.34)          (0.00)***
Year ended 12/31/1999#....................    12.16         (0.03)            6.73             6.70              --
Period ended 12/31/1998*..................    10.00          0.02             2.16             2.18           (0.02)##
MIDCAP GROWTH PORTFOLIO
Year ended 12/31/2002#....................   $ 8.44        $(0.02)          $(2.85)          $(2.87)         $   --
Period ended 12/31/2001**#................    10.00         (0.02)           (1.54)           (1.56)             --
HIGH YIELD BOND PORTFOLIO
Year ended 12/31/2002#....................   $ 8.87        $ 0.80           $(0.61)          $ 0.19          $(0.61)
Year ended 12/31/2001#....................     8.96          1.07            (0.33)            0.74           (0.83)
Period ended 12/31/2000**.................    10.00          0.50            (1.03)           (0.53)          (0.51)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                            CAPITAL GAINS
                                            -------------
GROWTH PORTFOLIO
Year ended 12/31/2002#....................     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................      (0.19)
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
MIDCAP GROWTH PORTFOLIO
Year ended 12/31/2002#....................     $   --
Period ended 12/31/2001**#................         --
HIGH YIELD BOND PORTFOLIO
Year ended 12/31/2002#....................     $   --
Year ended 12/31/2001#....................         --
Period ended 12/31/2000**.................         --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** High Yield Bond and MidCap Growth commenced operations on July 7, 2000 and
    May 1, 2001, respectively.

 ***Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                       AND/OR EXPENSE
                                                                                                       REIMBURSEMENTS
                                                                                                       ---------------
                                                            RATIO OF         RATIO OF                     RATIO OF
    TOTAL       NET ASSET                    NET ASSETS     OPERATING     NET INVESTMENT                  OPERATING
  DIVIDENDS       VALUE                        END OF      EXPENSES TO      INCOME TO      PORTFOLIO     EXPENSES TO
     AND         END OF         TOTAL          PERIOD        AVERAGE         AVERAGE       TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD        RETURN++        (000)       NET ASSETS       NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------

   $   --        $11.28         (16.13)%      $56,948         1.14%(a)(b)     (0.40)%         107%          1.42%(a)
    (0.00)***     13.45         (17.63)        72,550         1.10(a)         (0.14)          113           1.43(a)
    (0.19)        16.33         (12.42)        90,791         1.10(a)(b)       0.01           122           1.39(a)
       --         18.86          55.10         64,049         1.10(a)         (0.20)          110           1.41(a)
    (0.02)##      12.16          21.80         15,576         1.10+(a)         0.40+          184           1.99+(a)
   $   --        $ 5.57         (34.00)%      $12,641         1.00%(a)        (0.38)%          49%          2.02%(a)
       --          8.44         (15.60)         3,560         1.00+(a)        (0.19)+          20           5.73+(a)
   $(0.61)       $ 8.45           2.18%       $35,354         1.00%(a)         9.19%           62%          1.44%(a)
    (0.83)         8.87           8.32         17,276         1.00(a)         11.43            64           2.13(a)
    (0.51)         8.96          (5.34)         9,843         1.00+           10.68+           74           1.78+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS                            DECEMBER 31, 2002

Nations Separate Account Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in eleven portfolios. This report covers the following seven portfolios: Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio, Nations MidCap Growth Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). International Value Portfolio is no longer accepting new investments from current or prospective investors. Please see the Portfolio's current prospectus for more information. The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International Opportunities --   Seeks long-term growth of capital.
International Value --           Seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging market countries.
Focused Equities --              Seeks long-term growth of capital.
21st Century --                  Seeks long-term growth of capital.
Growth --                        Seeks long-term growth of capital.
MidCap Growth --                 Seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term
                                 earnings growth prospects.
High Yield Bond --               Seeks maximum income by investing in a diversified portfolio of high yield debt securities.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the Fund's prospectus.

Futures contracts: All Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002




Foreign currency transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Loan Participations: The High Yield Bond Portfolio may invest in Loan Participations. When the Portfolio purchases a Loan Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002


Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios, with the exception of International Value, MidCap Growth and High Yield Bond, bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each
Portfolio:

PORTFOLIO                                                    ANNUAL RATE
------------------------------------------------------------------------
International Value.........................................       0.90%
International Opportunities.................................       0.80%
Focused Equities, 21st Century, Growth......................       0.75%
MidCap Growth...............................................       0.65%
High Yield Bond.............................................       0.55%

The Trust has, on behalf of the MidCap Growth Portfolio, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of the Portfolio's average daily net assets.

The Trust has, on behalf of the International Opportunities, Focused Equities, 21st Century and Growth Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BA Advisors and Brandes Investment Partners, LLC ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BA Advisors and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% in excess of $200 million.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities and International Value Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BA Advisors. For the year ended December 31, 2002, Stephens and BA Advisors earned 0.06% and 0.11% respectively, of the Portfolio's average daily net assets for their co-administration services.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002




BA Advisors and/or the sub-advisers and/or Stephens may, from time to time, reduce their fees payable by each Portfolio. During the year ended December 31, 2002 and until April 30, 2003, BA Advisors and/or the sub-advisers and/or Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the MidCap Growth Portfolio and High Yield Bond Portfolio, 1.10% for the 21st Century Portfolio and 1.25% for the International Opportunities Portfolio and International Value Portfolio. For the period January 1, 2002 through April 30, 2002, BA Advisors and/or the sub-advisors and/or Stephens agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded an annual rate of 1.10% for the Focused Equities Portfolio and Growth Portfolio. Effective May 1, 2002, the expense limitations were discontinued for the Focused Equities Portfolio and Growth Portfolio.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the year ended December 31, 2002, expenses of the Trust were reduced by $598 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Stephens also serves as distributor of the Portfolios' shares.

For the year ended December 31, 2002, the Focused Equities Portfolio, 21st Century Portfolio and the Growth Portfolio paid commissions of $13,945, $1,014 and $7,361, respectively, to certain affiliates of BA Advisors in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BA Advisors. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Portfolio's Statement of net assets. The Trust previously offered a retirement plan to the Trustees, which was terminated on January 1, 2002. The Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003. The liability for the retirement plan is included in "Accrued Trustees' fees and expenses" in each Portfolio's Statement of net assets.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

3. SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned through the ownership of contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. For the year ended December 31, 2002 and until April 30, 2003, Stephens agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002


4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended December 31, 2002, were as follows:

PORTFOLIO                                                       PURCHASES          SALES
--------------------------------------------------------------------------------------------
International Opportunities.................................  $  23,926,059    $  20,238,002
International Value.........................................     14,979,805        2,562,442
Focused Equities............................................    129,117,904      127,969,094
21st Century................................................     17,896,270       16,664,098
Growth......................................................     69,231,127       72,356,307
MidCap Growth...............................................     13,852,603        3,080,571
High Yield Bond.............................................     32,744,526       13,837,205

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended December 31, 2002, were as follows:

PORTFOLIO                                                     PURCHASES      SALES
------------------------------------------------------------------------------------
High Yield Bond.............................................  $ 256,838    $ 272,911

5. SHARES OF BENEFICIAL INTEREST

At December 31, 2002, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At December 31, 2002, Hartford Life Insurance Company owned the following percentage of shares outstanding:

PORTFOLIO                                                     % OF SHARES HELD
------------------------------------------------------------------------------
High Yield Bond.............................................        41.3%

6. LINES OF CREDIT

The Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At December 31, 2002, there were no loans outstanding under this Agreement. For the year ended December 31, 2002, borrowings by the Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                AMOUNT          AVERAGE
PORTFOLIO                                                     OUTSTANDING    INTEREST RATE
------------------------------------------------------------------------------------------
International Opportunities.................................  $  283,000         2.25%
Focused Equities............................................   1,366,167         2.22
Growth......................................................     286,250         2.23

The average amount outstanding was calculated based on daily balances in the period.

7. SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002




At December 31, 2002, the following Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
PORTFOLIO                                                     LOANED SECURITIES    OF COLLATERAL
------------------------------------------------------------------------------------------------
Focused Equities............................................     $3,602,150         $3,767,357
21st Century................................................        597,346            604,538
Growth......................................................      4,793,733          4,932,449
High Yield Bond.............................................      4,136,978          4,357,345

8. INCOME TAXES

Information on the tax components of capital is as follows:

                                                                                                        NET TAX
                                                                                                      UNREALIZED
                                                                                                     APPRECIATION/
                                                                                    NET TAX        (DEPRECIATION) ON
                                                                                  UNREALIZED        DERIVATIVES AND
                                  COST OF         GROSS TAX      GROSS TAX       APPRECIATION/     FOREIGN CURRENCY
                                INVESTMENTS       UNREALIZED     UNREALIZED    (DEPRECIATION) OF        AND NET
PORTFOLIO                     FOR TAX PURPOSES   APPRECIATION   DEPRECIATION      INVESTMENTS        OTHER ASSETS
--------------------------------------------------------------------------------------------------------------------
International
  Opportunities.............
                                $ 14,765,401      $1,041,497    $  (431,765)      $   609,732            $(502)
International Value.........
                                  24,405,920         337,470     (5,343,752)       (5,006,282)             343
Focused Equities............
                                 103,186,450       6,820,797     (5,239,432)        1,581,365              140
21st Century................
                                   5,887,359         377,722       (173,307)          204,415               --
Growth......................
                                  59,622,090       5,134,465     (3,068,793)        2,065,672              159
MidCap Growth...............
                                  14,146,961         258,959     (1,799,287)       (1,540,328)              --
High Yield Bond.............
                                  42,219,724       1,454,130     (4,515,465)       (3,061,335)              --


                               UNDISTRIBUTED      UNDISTRIBUTED
                              ORDINARY INCOME/   LONG-TERM GAINS/
                                (ACCUMULATED       (ACCUMULATED
PORTFOLIO                      ORDINARY LOSS)     CAPITAL LOSS)
----------------------------  -----------------------------------
International
  Opportunities.............
                                  $ 4,962          $ (4,016,661)
International Value.........
                                   18,074                 3,319
Focused Equities............
                                       --           (38,852,074)
21st Century................
                                      (52)           (3,048,326)
Growth......................
                                       --           (22,042,779)
MidCap Growth...............
                                       --            (1,156,327)
High Yield Bond.............
                                       --              (173,288)

At December 31, 2002, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                                                             EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN    EXPIRING IN
PORTFOLIO                                                       2006          2007          2008          2009           2010
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities................................   $     --      $     --     $       --    $ 3,416,389    $   582,100
Focused Equities...........................................         --            --      5,660,894     23,143,672     10,047,508
21st Century...............................................     78,483            --        530,720      2,092,294        237,966
Growth.....................................................         --            --        262,272     13,882,689      7,897,818
MidCap Growth..............................................         --            --             --         57,066      1,091,297
High Yield.................................................         --            --             --             --        173,288

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 2002, the following Portfolios have elected to defer losses occurring between November 1, 2002 and December 31, 2002 under these rules, as follows:

                                                              CAPITAL LOSSES   CURRENCY LOSSES
PORTFOLIO                                                        DEFERRED         DEFERRED
----------------------------------------------------------------------------------------------
International Opportunities.................................     $ 18,172           $ --
International Value.........................................           --            228
21st Century................................................      108,863             52
MidCap Growth...............................................        7,964             --

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2003.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002


The tax composition of distributions (other than return of capital dividends for the years) were as follows:

                                                                           2002                              2001
                                                              -------------------------------   -------------------------------
                                                                                  LONG-TERM                         LONG-TERM
PORTFOLIO                                                     ORDINARY INCOME   CAPITAL GAINS   ORDINARY INCOME   CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------------
International Opportunities.................................    $    4,520         $    --        $   28,746         $    --
International Value.........................................       517,360          32,201           127,789              --
Focused Equities............................................            --              --                --              --
21st Century................................................            --              --                --              --
Growth......................................................            --              --             1,084              --
MidCap Growth...............................................            --              --                --              --
High Yield Bond.............................................     2,388,785              --         1,470,831              --

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for net operating losses and foreign currency gains and losses.

9. COMMITMENTS AND CONTINGENCIES

As of December 31, 2002, the High Yield Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

BORROWER                                                      UNFUNDED COMMITMENT
---------------------------------------------------------------------------------
Owens Corning, Inc..........................................        $ 6,201
Qwest Services Corporation..................................         45,900

10. RESTRICTED SECURITIES

Certain securities may have been subject to legal restrictions and may be difficult to sell. No Portfolio will invest more than 10% of the value of its net assets in securities that are considered restricted.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2002




The following securities are considered restricted as to resale at December 31, 2002 for the High Yield Bond Portfolio.

                                                                               PRINCIPAL                             PERCENTAGE
                                                                                AMOUNT/                   VALUE        OF NET
SECURITY                                                    ACQUISITION DATE    SHARES        COST       12/31/02      ASSETS
-------------------------------------------------------------------------------------------------------------------------------
AES Corporation Common Stock(g)...........................  12/12/02            120,000    $    2,160   $    2,160    0.0%*
Ermis Maritime Holdings Ltd., 12.500% due
  12/31/04(c)(g)..........................................  02/22/01             20,138        18,374       17,150     0.0*
Ermis Maritime Holding Ltd., Preferred Stock(g)...........  02/22/01                524            --            5     0.0*
Globix Corporation, 11.000% due 05/01/08(c)(d)(g).........  10/15/01-04/08/02    48,196        52,360       34,701      0.1
Globix Corporation, Common Stock..........................  10/15/01-04/08/02     5,619            --        5,619     0.0*
GT Telecom Racers Notes Trust, Series A, 0.000% due
  06/30/08(a)(b)(e).......................................  12/13/01             40,825        20,235        2,858     0.0*
GT Telecom Racers Notes Trust, Series B, 0.000% due
  02/03/03(a)(b)(e).......................................  12/13/01             29,175        19,316        2,042     0.0*
Loral Space & Communications Warrants.....................  12/31/01                803            --           40     0.0*
NII Holdings, Inc., Class B, Common Stock.................  11/14/01-11/13/02    15,061       143,467      176,966      0.5
Nextel Notes, 13.000% due 11/01/09........................  09/13/02-11/12/02   169,961        95,329      125,771      0.4
NEON Communications, Inc., Preferred Stock(g).............  12/04/02              3,477        39,115       39,116      0.1
NEON Communications, Inc. Warrants(g).....................  12/04/02             20,868            --          209     0.0*
NEON Communications, Inc. Warrants(g).....................  12/04/02             17,391            --          174     0.0*
Ono Finance plc Warrants(d)...............................  02/09/01                105        14,486            1     0.0*
Owens Corning Bank Debt, 6.750% due 06/26/03(a)(b)(f).....  08/15/01-10/14/02    94,221        63,181       56,886      0.2
Pacific Gas and Electric Company Bank Debt A, 8.000% due
  12/30/06(e)(f)..........................................  07/10/02            135,000       129,332      128,925      0.4
Pagemart Nationwide, 15.000% due 02/01/05(a)(b)(g)........  03/01/01             80,000        76,810            8     0.0*
Pegasus Promissory Note(a)(g).............................  08/24/01              1,584            --           --       --
President Casinos, Inc., 13.000% due 09/15/03(a)(g).......  08/20/01             37,000        17,575       17,575     0.0*
Thermadyne Holding Corporation:
  Bank Debt Term A, 4.170% due 05/22/04(e)(f).............  03/08/02             75,000        66,522       62,250      0.2
  Bank Debt Term B, 4.420% due 05/22/05(e)(f).............  01/28/02-01/29/02    82,500        73,741       68,475      0.2
  Bank Debt Term C, 4.670% due 05/22/06(e)(f).............  01/28/02-01/29/02    82,500        73,092       68,475      0.2
TSI Telecommunication Services Inc., 6.240% due
  12/31/06(e)(f)..........................................  11/27/02            243,440       226,798      226,806      0.6
Ziff Davis Media Inc. Bank Debt Term B, 6.180% due
  03/31/07(e)(f)..........................................  11/06/01             48,866        35,701       40,559      0.1
                                                                                           ----------   ----------      ---
Total.....................................................                                 $1,167,594   $1,076,771     3.0%
                                                                                           ==========   ==========      ===

---------------

 *  Amount represents less than 0.1%.

(a) Issue in default.

(b) Issuer in bankruptcy.

(c) PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e) Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2002.

 (f) Loan participation agreement.

(g) Fair valued security.

11. SUBSEQUENT EVENT

On October 8, 2002, the Board of Trustees of each Portfolio approved the replacement of Stephens with BA Advisors as the exclusive distributor of the shares of the Portfolios. In addition, on November 21, 2002, the Board of Trustees approved the termination of Stephens as the co-administrator with BA Advisors (which will result in BA Advisors being the sole administrator to the Portfolios) and approved the assumption by BACAP of BA Advisors' role as the primary investment adviser to the Portfolios. The transition in service providers occurred on January 1, 2003. Also, BA Advisors changed its name to BACAP Distributors, LLC on January 1, 2003.

Effective February 1, 2003, Mr. Thomas F. Marsico and Mr. James A. Hillary co-manage Nations Marsico Focused Equities Portfolio and Nations Marsico Growth Portfolio.

Effective February 1, 2003, Mr. Hillary no longer manages Nations Marsico 21st Century Portfolio. Mr. Corydon J. Gilchrist is the portfolio manager of Nations Marsico 21st Century Portfolio.

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS SEPARATE ACCOUNT TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio (formerly Nations Marsico Growth & Income Portfolio), Nations MidCap Growth Portfolio, and Nations High Yield Bond Portfolio (seven of the portfolios constituting Nations Separate Account Trust, hereafter referred to as the "Trust") at December 31, 2002, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

NATIONS SEPARATE ACCOUNT TRUST

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Separate Account Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the funds as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Trustee and Officer serves an indefinite term, subject to retirement from service as required (pursuant to the Trust's retirement policy) at the end of the calendar year in which a Trustee turns 72, provided that any Trustee who served on any of the Boards as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year, may continue to serve until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

                                                                                                NUMBER OF
                                                                                                FUNDS IN FUND
                                                                                                COMPLEX
                        POSITION HELD   TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)          OVERSEEN
NAME AND AGE            WITH THE TRUST  LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS       BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Trustee         Indefinite term;       Senior Managing Director of The        84
Age: 58                                 Trustee since 1999     Succession Fund (a company
                                                               formed to advise and buy family
                                                               owned companies) from 1998
                                                               through April 2001.
William H. Grigg Age:   Trustee         Indefinite term;       Retired; Chairman Emeritus             88
70                                      Trustee since 1997     since July 1997, Chairman and
                                                               Chief Executive Officer through
                                                               July 1997 -- Duke Power Co.
Thomas F. Keller        Trustee         Indefinite term;       R.J. Reynolds Industries               88
Age: 71                                 Trustee since 1997     Professor of Business
                                                               Administration, Fuqua School of
                                                               Business, Duke University,
                                                               since July 1974; Dean, Fuqua
                                                               School of Business Europe, Duke
                                                               University, July 1999 through
                                                               June 2001
Carl E. Mundy, Jr.      Trustee         Indefinite term;       President and Chief Executive          84
Age: 67                                 Trustee since 1997     Officer -- USO from May 1996 to
                                                               May 2000; Commandant -- United
                                                               States Marine Corps from July
                                                               1991 to July 1995; Member,
                                                               Board of Advisors to the
                                                               Comptroller General of the
                                                               United States; Chairman, Board
                                                               of Trustees, Marine Corps
                                                               University Foundation;
Dr. Cornelius J. Pings  Trustee         Indefinite term;       Retired; President, Association        84
Age: 73                                 Trustee since 1999     of American Universities
                                                               through June 1998;


NAME AND AGE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director, Cobra Electronics
Age: 58                 Corporation (electronic equipment
                        manufacturer), Opta Food
                        Ingredients, Inc. (food ingredients
                        manufacturer) and Golden Rule
                        Insurance Company since May, 1994;
                        Trustee, Nations Funds Family (2
                        other registered investment
                        companies)
William H. Grigg Age:   Director, The Shaw Group, Inc.; and
70                      Director and Vice Chairman, Aegis
                        Insurance Services, Ltd. (a mutual
                        fund insurance company in Bermuda);
                        Trustee, Nations Funds Family (6
                        other registered investment
                        companies)
Thomas F. Keller        Director, Wendy's International,
Age: 71                 Inc. (restaurant operating and
                        franchising); Director, Dimon, Inc.
                        (tobacco); and Director, Biogen,
                        Inc. (pharmaceutical
                        biotechnology); Trustee, Nations
                        Funds Family (6 other registered
                        investment companies)
Carl E. Mundy, Jr.      Director -- Shering-Plough
Age: 67                 (pharmaceuticals and health care
                        products); General Dynamics
                        Corporation (defense systems);
                        trustee, Nations Funds Family (2
                        other registered investment
                        companies)

Dr. Cornelius J. Pings  Director, Farmers Group, Inc.
Age: 73                 (insurance company); Trustee,
                        Nations Funds Family (2 other
                        registered investment companies)

NATIONS SEPARATE ACCOUNT TRUST

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)


                                                                                                NUMBER OF
                                                                                                FUNDS IN FUND
                                                                                                COMPLEX
                        POSITION HELD   TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)          OVERSEEN
NAME AND AGE            WITH THE TRUST  LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS       BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
A. Max Walker           Trustee and     Indefinite term;       Independent Financial                  88
Age: 80                 Chairman of     Trustee since 1997     Consultant
                        the Board
Charles B. Walker Age:  Trustee         Indefinite term;       Vice Chairman and Chief                84
63                                      Trustee since 1997     Financial Officer -- Albemarle
                                                               Corporation (chemical
                                                               manufacturing)
INTERESTED TRUSTEES(1)
Edmund L. Benson, III   Trustee         Indefinite term;       Director, President and                84
Age: 65                                 Trustee since 1997     Treasurer, Saunders & Benson,
                                                               Inc. (insurance)
Robert H. Gordon        Trustee and     Indefinite term;       President of the Trust, Nations        84
Age: 41                 Vice Chairman   Trustee since 2002     Master Investment Trust
                        of the Board                           ("NMIT") and Nations Funds
                                                               Trust ("NFST") Oct. 2002;
                                                               President of Nations Balanced
                                                               Target Maturity Fund, Inc.,
                                                               Nations Government Income Term
                                                               Trust 2004, Inc., Nations
                                                               Government Income Term Trust
                                                               2003, Inc. and Hatteras Income
                                                               Securities, Inc. since March
                                                               1998; President and Director,
                                                               Banc of America Capital
                                                               Management LLC ("BACAP") (or
                                                               its predecessors) since
                                                               February 1998; President, BACAP
                                                               since March 2002 and
                                                               Co-Chairman of the Board, since
                                                               January 2000; Senior Vice-
                                                               President, BACAP (or its
                                                               predecessors) 1995-February
                                                               1998; Senior Vice President,
                                                               Bank of America since 1993.
James B. Sommers        Trustee         Indefinite term;       Retired                                84
Age: 63                                 Trustee since 1998
Thomas S. Word, Jr.     Trustee         Indefinite term;       Partner -- McGuire, Woods,             84
Age: 64                                 Trustee since 1997     Battle & Boothe LLP (law firm)


NAME AND AGE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
A. Max Walker           Chairman and Trustee, Nations Funds
Age: 80                 Family (6 other registered
                        investment companies)
Charles B. Walker Age:  Director -- Ethyl Corporation
63                      (chemical manufacturing); Trustee,
                        Nations Funds Family (2 other
                        registered investment companies)
INTERESTED TRUSTEES(1)
Edmund L. Benson, III   Director, Insurance Managers Inc.
Age: 65                 (insurance); Director, Insurance
                        Managers, Inc. (insurance);
                        Trustee, Nations Funds Family (2
                        other registered investment
                        companies)
Robert H. Gordon        Director, BACAP; Co-Chairman of the
Age: 41                 Board, BACAP; and Trustee, Nations
                        Funds Family (2 other registered
                        investment companies)

James B. Sommers        Chairman -- Central Piedmont
Age: 63                 Community Director, College
                        Foundation; Board of Commissioners,
                        Charlotte/ Mecklenberg Hospital
                        Authority; Trustee, Central
                        Piedmont Community College, Mint
                        Museum of Art; Trustee, Nations
                        Funds Family (2 other registered
                        investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 64                 Furniture Company, Inc.
                        (furniture); Trustee, Nations Funds
                        Family (2 other registered
                        investment companies)

NATIONS SEPARATE ACCOUNT TRUST

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)




                                                                                                NUMBER OF
                                                                                                FUNDS IN FUND
                                                                                                COMPLEX
                        POSITION HELD   TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)          OVERSEEN
NAME AND AGE            WITH THE TRUST  LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS       BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
OFFICERS
Robert H. Gordon Age:   President       Indefinite term;       President of the Trust, NMIT           88
41                                      President since 2002   and NFST since Oct. 2002;
                                                               President of Nations Balanced
                                                               Target Maturity Fund, Inc.,
                                                               Nations Government Income Term
                                                               Trust 2004, Inc., Nations
                                                               Government Income Term Trust
                                                               2003, Inc. and Hatteras Income
                                                               Securities, Inc. since March
                                                               1998; President and Director,
                                                               BACAP (or its predecessors)
                                                               since February 1998; President,
                                                               BACAP since March 2002 and
                                                               Co-Chairman of the Board, since
                                                               January 2000; Senior
                                                               Vice-President, BACAP (or its
                                                               predecessors) 1995-February
                                                               1998; Senior Vice President,
                                                               Bank of America since 1993.
Edward D. Bedard Age:   Chief           Indefinite term;       Chief Financial Officer of the         88
44                      Financial       Treasurer since 2003   Trust, NMIT and NFST since Jan.
                        Officer                                2003; Treasurer of the Trust,
                                                               NMIT and NFST since Oct. 2002;
                                                               Chief Financial Officer of
                                                               Nations Balanced Target
                                                               Maturity Fund, Inc., Nations
                                                               Government Income Term Trust
                                                               2004, Inc., Nations Government
                                                               Income Term Trust 2003, Inc.
                                                               and Hatteras Income Securities,
                                                               Inc. since March 1998;
                                                               Director, BACAP (or its
                                                               predecessors) since 1997;
                                                               Senior Vice President and Chief
                                                               Operating Officer, BACAP since
                                                               1996; and Chief Administrative
                                                               Officer and Treasurer, BACAP
                                                               since January 2000.
OFFICERS
Gerald Murphy           Treasurer       Indefinite term;       Treasurer of the Trust, NMIT           88
Age: 42                                 Treasurer since 2003   and NFST since Jan. 2003;
                                                               Treasurer of Nations Balanced
                                                               Target Maturity Fund, Inc.,
                                                               Nations Government Income Term
                                                               Trust 2004, Inc., Nations
                                                               Government Income Term Trust
                                                               2003, Inc. and Hatteras Income
                                                               Securities, Inc. since 1999;
                                                               Senior Vice President, BACAP
                                                               (or its predecessors) since
                                                               1998; Vice President, Citibank
                                                               1997-December 1998.


NAME AND AGE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
OFFICERS
Robert H. Gordon Age:   Director, BACAP; Co-Chairman of the
41                      Board, BACAP.
Edward D. Bedard Age:   None
44
OFFICERS
Gerald Murphy           None
Age: 42

NATIONS SEPARATE ACCOUNT TRUST

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)


                                                                                                NUMBER OF
                                                                                                FUNDS IN FUND
                                                                                                COMPLEX
                        POSITION HELD   TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)          OVERSEEN
NAME AND AGE            WITH THE TRUST  LENGTH OF TIME SERVED  DURING THE PAST FIVE YEARS       BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
OFFICERS
Robert B. Carroll Age:  Secretary       Indefinite term;       Secretary of the Trust, NMIT           88
43                                      Secretary since 2003   and NFST since Jan. 2003;
                                                               Secretary of Nations Balanced
                                                               Target Maturity Fund, Inc.
                                                               Nations Government Income Term
                                                               Trust 2003, Inc., Nations
                                                               Government Income Term Trust
                                                               2004, Inc. and Hatteras Income
                                                               Securities, Inc. since 1997;
                                                               Associate General Counsel, Bank
                                                               of America Corporation since
                                                               1999; Assistant General
                                                               Counsel, Bank of America
                                                               Corporation 1996-1999.
Brian Smith             Assistant       Indefinite term;       Asst. Treasurer of the Trust,          88
Age: 33                 Treasurer       Assistant Treasurer    NMIT, NFST and Nations Balanced
                                        since 2003             Target Maturity Fund, Inc.
                                                               Nations Government Income Term
                                                               Trust 2003, Inc., Nations
                                                               Government Income Term Trust
                                                               2004, Inc. and Hatteras Income
                                                               Securities, Inc. since Jan.
                                                               2003; Vice President, BACAP (or
                                                               its predecessors) since 1999;
                                                               Assistant Vice President, BACAP
                                                               (or its predecessors) 1998-
                                                               1999; Sr. Investment Officer,
                                                               PFPC, Inc 1997-1998.
Paul Caldarelli         Assistant       Indefinite term;       Assistant Secretary of the             88
Age: 51                 Secretary       Assistant Secretary    Trust, NMIT, NFST and Nations
                                        since 2003             Balanced Target Maturity Fund,
                                                               Inc. Nations Government Income
                                                               Term Trust 2003, Inc., Nations
                                                               Government Income Term Trust
                                                               2004, Inc. and Hatteras Income
                                                               Securities, Inc. since Jan.
                                                               2003; Assistant General
                                                               Counsel, Bank of America
                                                               Corporation since 2000;
                                                               Associate, Kirkpatrick &
                                                               Lockhart LLP 1998-2000;
                                                               Associate, LeBoeuf, Lamb,
                                                               Greene & MacRAE, L.L.P. 1996-
                                                               1998.


NAME AND AGE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
OFFICERS
Robert B. Carroll Age:  None
43
Brian Smith             None
Age: 33
Paul Caldarelli         None
Age: 51

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

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

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